EXHIBIT 4.4

                       SRI RECEIVABLES PURCHASE CO., INC.

                                   Transferor

                            SPECIALTY RETAILERS, INC.

                                    Servicer

                                       and

                            BANKERS TRUST (DELAWARE)

                                     Trustee

                on behalf of the Series 1993-2 Certificateholders
                       ----------------------------------

                            SERIES 1993-2 SUPPLEMENT
                              AMENDED AND RESTATED

                            Dated as of May 30, 1996

                                       to

                              AMENDED AND RESTATED
                         POOLING AND SERVICING AGREEMENT

                            Dated as of August 11, 1995
                      ------------------------------------

                             Floating Rate Class A-R
                  Variable Funding Certificates, Series 1993-2

                             Floating Rate Class B-R
                  Variable Funding Certificates, Series 1993-2

                          SRI RECEIVABLES MASTER TRUST

                                TABLE OF CONTENTS

                                                                                                                      PAGE
SECTION 1.        Designation............................................................................................1

SECTION 2.        Definitions............................................................................................1

SECTION 3.        Reassignment and Transfer Terms.......................................................................17

SECTION 3A. Conveyance of Interest in Interest Rate Cap; Cap Proceeds Account...........................................17

SECTION 4.        Delivery and Payment for the Series 1993-2 Variable Funding Certificates..............................18

SECTION 5.        Form of Delivery of Series 1993-2 Certificates........................................................18

SECTION 6.        Addition and Removal of Accounts......................................................................18

SECTION 7.        Article IV of Agreement...............................................................................21

         Section 4.4  Rights of Certificateholders......................................................................22
         Section 4.5  Collections and Allocation; Payments on Exchangeable Transferor
                           Certificate..................................................................................22
         Section 4.6  Application of Funds on Deposit in the Collection Account for the
                           Certificates.................................................................................23
         Section 4.7  Coverage of Class A-R Required Amount for the Series 1993-2 Variable
                           Funding Certificates.........................................................................35
         Section 4.8  Payment of Certificate Interest, Facilities Costs and Conversions and
                           Continuation.................................................................................36
         Section 4.9  Payment of Certificate Principal..................................................................38
         Section 4.10      Investor Charge-Offs.........................................................................39
         Section 4.11      Shared Principal Collections.................................................................40

SECTION 8.        Article V of the Agreement............................................................................41

         Section 5.1  Distributions.....................................................................................41
         Section 5.2  Monthly Certificateholders' Statement.............................................................42

SECTION 9.        Series 1993-2 Pay Out Events..........................................................................44

                                        i

SECTION 10.       Article VI of the Agreement...........................................................................47

         Section 6.15      VFC Additional Invested Amounts..............................................................47
         Section 6.16      Extension....................................................................................49

SECTION 11.       Series 1993-2 Termination.............................................................................51

SECTION 12.       Periodic Finance Charges and Other Fees...............................................................51

SECTION 13.       Legends; Transfer and Exchange; Restrictions on Transfer of Series
                  1993-2 Variable Funding Certificates..................................................................51

SECTION 14.       Successor Trustee.....................................................................................53

SECTION 15.       Notice to Facility Agent..............................................................................53

SECTION 16.       Charge Account Agreements and Credit and Collection Policies..........................................54

SECTION 17.       [Reserved]............................................................................................54

SECTION 18.       [Reserved]............................................................................................54

SECTION 19.       Automatic Additional Accounts.........................................................................54

SECTION 20.       Actions by Facility Agent.............................................................................55

SECTION 21.       Successor Servicer....................................................................................55

SECTION 22.       Series 1993-2 Investor Exchange; Certificate Defeasance...............................................55

SECTION 23.       Ratification of Agreement.............................................................................56

SECTION 24.       Counterparts..........................................................................................56

SECTION 25. GOVERNING LAW...............................................................................................56

SECTION 26.       The Trustee...........................................................................................56

                                       ii

SECTION 27.       Instructions in Writing...............................................................................57

SECTION 28.       Amendment.............................................................................................57


EXHIBITS

EXHIBIT A-1       Form of Class A-R Certificate
EXHIBIT A-2       Form of Class B-R Certificate
EXHIBIT B             Form of Extension Notice
EXHIBIT C             Form of Investor Certificateholder Election Notice
EXHIBIT D             Form of Exchange Notice and Certification

                                       iii

                  AMENDED AND RESTATED SERIES 1993-2 SUPPLEMENT, dated as of May 30, 1996 (this "SERIES SUPPLEMENT") by and among SRI RECEIV ABLES PURCHASE CO., INC., a corporation organized and existing under the laws of the State of Delaware, as Transferor (the "TRANSFEROR"), SPECIALTY RETAIL ERS, INC., a corporation organized and existing under the laws of Delaware, as Servicer (the "SERVICER"), and BANKERS TRUST (DELAWARE), as trustee (to gether with its successors in trust thereunder as provided in the Agreement referred to below, the "TRUSTEE") under the Amended and Restated Pooling and Servicing Agreement dated as of August 11, 1995 (the "AGREEMENT") among the Transferor, the Servicer and the Trustee.

                  Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor, for execution and redelivery to the Trustee for authentica tion, one or more Series of Certificates.

                  Pursuant to this Series Supplement, the Transferor and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof.

                  SECTION 1. DESIGNATION. There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Series Supple ment to be known generally as the "SERIES 1993-2 VARIABLE FUNDING CERTIFICATES." The Series 1993-2 Variable Funding Certificates shall be issued in two Classes, which shall be designated generally as the Class A-R Certificates, Series 1993-2 (the "CLASS A-R CERTIFICATES") and the Class B-R Certificates, Series 1993-2 (the "CLASS B-R CERTIFICATES").

                  SECTION 2. DEFINITIONS. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, as amended or supplemented by this Series Supple ment, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 1993-2 Variable Funding Certificates and to no other Series of Certificates issued by the Trust.

                                        1

                  "ADJUSTED INVESTED AMOUNT" shall mean the Class A-R Adjusted Invested Amount or the Class B-R Adjusted Invested Amount, as applicable.

                  "ALTERNATE BASE RATE" shall mean a fluctuating rate per annum on any date equal to the higher of (i) the rate of interest most recently designated by the Facility Agent as its base rate for Dollars in New York City and (ii) a rate of interest equal to the sum of (A) the Federal Funds Rate, plus
(B) .50%; PROVIDED that during the Amortization Period, "Alternate Base Rate" shall instead mean a fluctuating rate per annum equal to the Federal Funds Rate plus 1.00%. The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by the Facility Agent in connection with extensions of credit. Changes in the Alternate Base Rate shall take effect immediately upon their occurrence. The Facility Agent will endeavor promptly to notify the Transferor of changes in the Alternate Base Rate.

                  "ALTERNATE BASE RATE TRANCHE" shall mean a portion of the Class A-R Invested Amount designated by the Transferor in accordance with
Section 4.8 to accrue interest based on the Alternate Base Rate or as to which no designation has been made.

                  "AMORTIZATION PERIOD COMMENCEMENT DATE" shall mean, prior to an Extension, the earlier of the first day of the December 1999 Monthly Period and the Pay Out Commencement Date and following an Extension, the earlier of the date specified as such in the Extension Notice and the Pay Out Commencement Date.

                  "APPLICABLE MARGIN" shall mean a percentage per annum initially equal to (a) with respect to Alternate Base Rate Tranches, 0%; (b) with respect to One Month LIBOR Rate Tranches, 7/8%; (c) with respect to Two Month LIBOR Rate Tranches, 7/8%; and (d) with respect to Three Month LIBOR Rate Tranches, 7/8%; provided that at any time after the earlier of the occurrence of a Pay Out Event or the eighth Monthly Distribution Date following the Amortization Period Com mencement Date, the Applicable Margin shall be 2.0%.

                  "APPLICABLE RESERVE RATIO" shall mean for the November Monthly Period, the December Monthly Period and the January Monthly Period, 2.0%, and for each other Monthly Period, zero%.

                  "AVAILABLE SERIES 1993-2 FINANCE CHARGE COLLECTIONS" shall have the meaning specified in subsection 4.6(a).

                                        2

                  "BASE RATE" shall mean the sum of (i) the weighted average of the Class A-R Certificate Rate and the Class B-R Certificate Rate PLUS (ii) the Series Servicing Fee Percentage per annum

                  "BORROWING BASE" shall mean, on any Business Day, the sum of
(i) the aggregate amount of Principal Receivables on such day MINUS the Minimum Transferor Interest MINUS the Invested Amount of each Series (less any amount on deposit in a principal account for any such Series) other than the Variable Funding Certificates MINUS the Class B-R Invested Amount PLUS (ii) any amounts on deposit in the Equalization Account allocated to investor certificates of any Series and the Principal Account allocated to the Class A-R Certificates on such Business Day.

                  "BUSINESS DAY" shall have the meaning set forth in the Pooling and Servicing Agreement PROVIDED that (i) as used in the definition of "LIBOR Rate" and "Rate Determination Date," "Business Day" shall mean a day for dealings by and be tween banks in U.S. dollar deposits in the London interbank eurodollar markets and (ii) for notices with respect to LIBOR Rate Tranches, "Business Day" shall mean a day that satisfies both of the foregoing tests.

                  "CAP PROCEEDS ACCOUNT" shall have the meaning specified in subsec tion 3A(b).

                  "CAP SETTLEMENT DATE" shall have the meaning specified in
Section 3A(b).

                  "CERTIFICATE RATE" shall mean the Class A-R Certificate Rate or the Class B-R Certificate Rate.

                  "CLASS A-R ADJUSTED INVESTED AMOUNT" shall mean, when used with respect to any Business Day, the Class A-R Invested Amount MINUS the amount on deposit in the Principal Account allocated to the Class A-R Certificates.

                  "CLASS A-R CERTIFICATEHOLDER" shall mean each Person in whose name a Class A-R Certificate is registered in the Certificate Register.

                  "CLASS A-R CERTIFICATEHOLDERS' INTEREST" shall mean the portion of the Series 1993-2 Certificateholders' Interest evidenced by the Class A-R Certificates.

                                        3

                  "CLASS A-R CERTIFICATE RATE" shall mean for any day the weighted average of the Tranche Rates with respect to each portion of the Class A-R Invested Amount outstanding at such time (taking into account whether such rate is calculated on a 360 or 365/6 day basis).

                  "CLASS A-R CERTIFICATES" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.

                  "CLASS A-R FIXED ALLOCATION PERCENTAGE" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class A-R Invested Amount at the end of the last day of the Revolving Period and the denomi nator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables in the Trust and the amount on deposit in the Equalization Account at the end of the last day of the Revolving Period and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Series.

                  "CLASS A-R FLOATING ALLOCATION PERCENTAGE" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class A-R Adjusted Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the amount of Principal Receivables in the Trust and the amount on deposit in the Equalization Account as of the end of the preceding Business Day and (b) with respect to Princi pal Collections only, the sum of the numerators with respect to all Classes of all Series then outstanding on such Business Day used with respect to Principal Collec tions to calculate the applicable allocation percentage.

                  "CLASS A-R INITIAL INVESTED AMOUNT" shall mean the aggregate initial principal amount of the Class A-R Certificates, which is $0.00.

                  "CLASS A-R INTEREST" shall mean, with respect to any period, an amount equal to the amount of interest that would accrue over such period at the Class A-R Certificate Rate on the outstanding principal balance of the Class A-R Certificates.

                  "CLASS A-R INVESTED AMOUNT" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class A-R Initial Invested Amount, PLUS (b) the aggregate principal amount of any VFC Additional Class A-R Invested Amounts purchased by the Class A-R Certificateholders through the end of the

                                        4

preceding Business Day pursuant to Section 6.15 of the Agreement MINUS (c) the aggregate amount of principal payments made to Class A-R Certificateholders prior to such Business Day (including, without limitation, pursuant to Section 12 of the Revolving Certificate Purchase Agreement) and MINUS (d) the excess, if any, of the aggregate amount of Class A-R Investor Charge-Offs for all prior Business Days over Class A-R Investor Charge-Offs reimbursed pursuant to subsections 4.6(a)(iv), 4.6(b)(iv) and 4.6(c)(iv) and Section 4.7 prior to such Business Day minus (e) the amount, if any, on deposit in the Defeasance Account allocated to the Class A-R Certificates.

                  "CLASS A-R INVESTOR CHARGE-OFFS" shall have the meaning specified in subsection 4.10(b).

                  "CLASS A-R INVESTOR PERCENTAGE" shall mean, for any Business Day, (a) with respect to Finance Charge Collections and Receivables in Defaulted Accounts at any time or Principal Collections during the Revolving Period, the Class A-R Floating Allocation Percentage and (b) with respect to Principal Collections during the Amortization Period, the Fixed Allocation Percentage.

                  "CLASS A-R REQUIRED AMOUNT" shall mean the amount, if any, by which (x) the sum of the amounts described in subsections 4.6(a)(i) and (iii) through (v) of the Agreement during the Revolving Period or subsections 4.6(b)(i) and (iii) through (v) of the Agreement or 4.6(c)(i) and (iii) through
(v) of the Agreement during the Amortization Period, as applicable, plus the Class A-R Floating Alloca tion Percentage of the amount described in subsection 4.6(a)(ii) of the Agreement during the Revolving Period, or subsection 4.6(b)(ii), or subsection 4.6(c)(ii) of the Agreement during the Amortization Period, as applicable, exceeds (y) the Finance Charge Collections available for application thereto pursuant to subsections 4.6(a), (b) or (c) of the Agreement, as applicable, on any Business Day.

                  "CLASS B-R ADJUSTED INVESTED AMOUNT" shall mean, when used with respect to any Business Day, the Class B-R Invested Amount MINUS the amount on deposit in the Principal Account allocated to the Class B-R Certificates.

                  "CLASS B-R CERTIFICATEHOLDER" shall mean the Person in whose name a Class B-R Certificate is registered in the Certificate Register.

                  "CLASS B-R CERTIFICATEHOLDERS' INTEREST" shall mean the portion of the Series 1993-2 Certificateholders' Interest evidenced by the Class B-R Certificates.

                                        5

                  "CLASS B-R CERTIFICATE RATE" shall mean 0%.

                  "CLASS B-R CERTIFICATES" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto.

                  "CLASS B-R DAILY INVESTED AMOUNT" shall have the meaning specified in subsection 4.6(e)(ii).

                  "CLASS B-R FIXED ALLOCATION PERCENTAGE" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class B-R Invested Amount at the end of the last day of the Revolving Period and the denomi nator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables in the Trust and the amount on deposit in the Equalization Account at the end of the last day of the Revolving Period and (b) the sum of the numerators used to calculate allocation percentages with respect to Principal Collections for all Series.

                  "CLASS B-R FLOATING ALLOCATION PERCENTAGE" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class B-R Adjusted Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the amount of Principal Receivables in the Trust and the amount on deposit in the Equalization Account at the end of the preceding Business Day and
(b) with respect to Principal Collections only the sum of the numerators with respect to all Classes of all Series then outstanding on such Business Day used with respect to Principal Collections to calculate the applicable allocation percentage.

                  "CLASS B-R INITIAL INVESTED AMOUNT" shall mean the aggregate initial principal amount of the Class B-R Certificates, which shall be equal to 28% of the Initial Invested Amount.

                  "CLASS B-R INTEREST" shall mean, on any Business Day, an amount equal to the product of the Class B-R Certificate Rate and the Class B-R Invested Amount as of such Business Day.

                  "CLASS B-R INVESTED AMOUNT" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class B-R Initial Invested Amount, PLUS (b) the aggregate principal amount of any VFC Additional Class B-R Invested Amounts purchased by the Class B-R Certificateholders through the end of the

                                        6

preceding Business Day pursuant to Section 6.15 of the Agreement, MINUS (c) the aggregate amount of principal payments made to Class B-R Certificateholders prior to such Business Day, MINUS (d) the aggregate amount of Class B-R Investor Charge-Offs for all prior Business Days, MINUS (e) the amount of Reallocated Prin cipal Collections applied in accordance with subsection 4.7(c) of the Agreement, MINUS (f) the amount, if any, on deposit in the Defeasance Account allocated to the Class B-R Certificates, and PLUS (g) the sum of the aggregate amount allocated to the Class B-R Certificates and available on all prior Business Days pursuant to subsec tion 4.6(a)(vi), 4.6(b)(vi) and 4.6(c)(vi), for the purpose of reimbursing amounts de ducted pursuant to the foregoing clause
(d).

                  "CLASS B-R INVESTOR CHARGE-OFFS" shall have the meaning specified in subsection 4.10(a).

                  "CLASS B-R INVESTOR PERCENTAGE" shall mean, for any Distribution Date, (a) with respect to Finance Charge Collections and Receivables in Defaulted Accounts at any time or Principal Collections during the Revolving Period, the Class B-R Floating Allocation Percentage and (b) with respect to Principal Collections during the Amortization Period, the Fixed Allocation Percentage.

                  "CLASS B-R PRINCIPAL PAYMENT COMMENCEMENT DATE" shall mean the earlier of (a) the Distribution Date in an Amortization Period on which the Class A-R Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1993-2 Investor Certificates remaining after payments have been made to the Class A-R Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class A-R Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Sections 2.4(e), 9.2, 10.2(a),
12.1 or 12.2 of the Agreement and Section 3 of this Series Supplement.

                  "CLOSING DATE" shall mean July 30, 1993.

                  "COMMITMENT AMOUNT" shall mean $40,000,000, as such amount may be adjusted from time to time pursuant to the Revolving Certificate Purchase Agreement.

                  "COMMITMENT FEE" shall mean the Non-Usage Fee.

                                        7

                  "COMMITMENT PERCENTAGE" shall mean, with respect to any Class A-R Certificateholder, the "Revolving Percentage" of such Person as defined in the Re volving Certificate Purchase Agreement.

                  "DAILY CAP PROCEEDS AMOUNT" shall mean, with respect to any Business Day, an amount on deposit in the Cap Proceeds Account equal to the lesser of (A) the amount determined to be deposited in the Interest Funding Account pursuant to clause 4.6(a)(i), (b)(i) or (c)(i), as applicable, and (B) the sum of (a) the product of (x) the quotient of (I) the amount deposited in the Cap Proceeds Account on the immediately preceding payment date for the Interest Rate Caps DIVIDED by (II) the number of days from payment date to payment date for such Interest Rate Caps TIMES (y) the number of days elapsed since the preceding Business Day and (b) the aggregate amount allocated for transfer but not transferred prior to such day during the period since the preceding payment date pursuant to this subclause (B).

                  "DEFEASANCE ACCOUNT" shall have the meaning specified in subsection 22(b) hereof.

                  "DISTRIBUTION ACCOUNT" shall mean, the account established in accordance with Section 4.2(c) of the Agreement for the benefit of the Series 1993-2 Variable Funding Certificates.

                  "DISTRIBUTION DATE" shall mean (i) each Monthly Distribution Date, (ii) the last day of each Fixed Period for a LIBOR Rate Tranche, (iii) any date on which payments are received in the Defeasance Account and (iv) with respect to any amount invested in an Alternate Base Rate Tranche which is converted to a LIBOR Rate Tranche (pursuant to Section 10 of the Revolving Certificate Purchase Agree ment), the day of such conversion.

                  "EARLY AMORTIZATION PERIOD" shall mean the period commencing on the Pay Out Commencement Date and ending on the earlier to occur of (i) the date of termination of the Trust pursuant to Section 12.1 of the Agreement or
(ii) the Series 1993-2 Termination Date.

                  "ELECTION NOTICE" shall have the meaning specified in subsection 6.16(a) of the Agreement.

                  "ENHANCEMENT" shall mean, with respect to the Class A-R Certificates, the subordination of the Class B-R Invested Amount; PROVIDED, HOWEVER, that the

                                        8

holder of the Class B-R Certificate shall not be an "Enhancement Provider" for the purposes of the Agreement or this Supplement.

                  "EXCESS FINANCE CHARGE COLLECTIONS" shall mean, with respect to any Business Day, as the context requires, either (x) the amount described in subsection 4.6(b)(viii) allocated to the Series 1993-2 Certificates but available to cover short falls in amounts paid from Finance Charge Collections for other Series, if any or (y) the aggregate amount of Finance Charge Collections allocable to other Series in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover shortfalls with respect to the Series 1993-2 Cer tificates.

                  "EXTENSION" shall mean the procedure by which all or a portion of the Investor Certificateholders consent to the extension of the Revolving Period to the new Amortization Period Commencement Date set forth in the Extension Notice, pursuant to Section 6.16 of the Agreement.

                  "EXTENSION DATE" shall mean the last day of the July 1997 Monthly Period or if an Extension has already occurred, the date of the next Extension Date set forth in the Extension Notice relating to the Extension then in effect (or, if any such date is not a Business Day, the next preceding Business Day).

                  "EXTENSION NOTICE" shall have the meaning specified in subsection 6.16(a) of the Agreement.

                  "EXTENSION OPINION" shall have the meaning specified in subsection 6.16(a) of the Agreement.

                  "EXTENSION TAX OPINION" shall have the meaning specified in subsec tion 6.16(a) of the Agreement.

                  "FACILITIES COSTS" shall mean the amounts payable with respect to increased costs and other expenses, Commitment Fees, other fees (including the facility agent fee, if any), breakage costs, interest on overdue amounts and any indemnity payments to the Revolving Purchasers pursuant to the Revolving Certifi cate Purchase Agreement, including Sections 15, 17, 19, 21 and 30 thereof.

                  "FACILITY AGENT" shall mean National Westminster Bank Plc, New York Branch, in its capacity as agent for the Revolving Purchasers under the Revolving Certificate Purchase Agreement, and any successor thereto.

                                        9

                  "FEDERAL FUNDS RATE" shall mean, on any day, a fluctuating interest rate per annum equal to the rate of interest offered in the interbank market to the Facility Agent as the overnight Federal Funds rate as of about 11:00 a.m., New York City time, on such day (or, if such day is not a Business Day, for the next preceding Business Day) (or, if there is no quote on such day, on the next preceding day on which there is a quote).

                  "FIXED ALLOCATION PERCENTAGE" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables in the Trust and the amount on deposit in the Equalization Account as of the end of the last day of the Revolving Period and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Series in their Revolving Periods on such Business Day or, with respect to any Series in its Amor tization Period, for each Class to which principal is being allocated for payment on such Business Day.

                  "FIXED PERIOD" shall have the meaning set forth in the Revolving Certificate Purchase Agreement.

                  "FLOATING ALLOCATION PERCENTAGE" shall mean for any Business Day the sum of the applicable Class A-R Floating Allocation Percentage and Class B-R Floating Allocation Percentage for such Business Day.

                  "INITIAL INVESTED AMOUNT" shall mean the aggregate initial principal amount of the Investor Certificates of Series 1993-2, which is $0.00.

                  "INTEREST RATE CAP AGREEMENT" shall mean an interest rate cap agreement in form and substance satisfactory to the Facility Agent between the Transferor and an obligor pursuant to which the obligor will be paid its entire consideration by the Transferor on the date of execution thereof and which obligor will be obligated for a term ending not earlier than the Scheduled Series 1993-2 Termination Date to make payments to the Trustee monthly with respect to each set monthly period specified therein in an amount (if positive) equal to the product of (i) the remainder of (A) an index rate which shall be equal or substantially similar to the LIBOR Rate (as if the Fixed Period referenced in the definition thereof was the applicable set monthly period) minus (B) 12%, multiplied by (ii) a notional amount specified therein, multiplied by (iii) the ratio of the actual number of days in such set monthly period to 360; provided, however, that the interest rate cap agreement can

                                       10

deviate from the terms described herein if the Transferor receives prior written approval with respect to any such deviations from the Facility Agent and the Rating Agency.

                  "INTEREST RATE CAPS" shall mean the interest rate caps provided pursuant to Interest Rate Cap Agreements by one or more obligors, each of which shall have a long term unsecured debt rating of not less than AAA and a short term unsecured debt rating of A-1+ by Standard & Poor's Corporation pursuant to the Interest Rate Cap Agreements between the Transferor and such obligors and for which the Transferor has paid full considerations to such obligors upon execution of such agreement unless the Trustee otherwise consents.

                  "INVESTED AMOUNT" shall mean, when used with respect to any Business Day, an amount equal to the sum of (a) the Class A-R Invested Amount as of such date and (b) the Class B-R Invested Amount as of such date.

                  "INVESTOR CERTIFICATEHOLDER" shall mean the Holder of record of an Investor Certificate of Series 1993-2.

                  "INVESTOR CERTIFICATES" shall mean the Class A-R Certificates and the Class B-R Certificates.

                  "INVESTOR CHARGE-OFFS" shall mean the sum of Class A-R Investor Charge-Offs and Class B-R Investor Charge-Offs.

                  "INVESTOR DEFAULT AMOUNT" shall mean, with respect to each Business Day, an amount equal to the product of the Default Amount for such Business Day and the Floating Allocation Percentage applicable for such Business Day.

                  "INVESTOR PERCENTAGE" shall mean for any Business Day, (a) with respect to Finance Charge Collections and Receivables in Defaulted Accounts at any time or Principal Collections during the Revolving Period, the Floating Allocation Percentage and (b) with respect to Principal Collections during the Amortization Period, the Fixed Allocation Percentage.

                  "INVESTOR SERVICING FEE" shall mean, for any day, the product of (i) the Series Servicing Fee Percentage and (ii) the Adjusted Invested Amount on such day.

                  "ISSUANCE DATE" shall mean the Closing Date.

                                       11

                  "LIBOR RATE" shall mean, with respect to any Fixed Period for a LIBOR Rate Tranche, the per annum rate obtained by dividing (x) the arithmetic average (rounded upwards to the nearest 1/16th of 1%) of the rates at which deposits in United States dollars are offered to the Reference Bank in the interbank eurodollar market at approximately 11:00 a.m. (London time) two Business Days before the first day of such Fixed Period in an amount approximately equal to the principal amount of the LIBOR Rate Tranche of the Reference Bank (in its capacity as a Revolving Purchaser) to which such period is to apply and for a period of time equal to such Fixed Period by (y) a percentage equal to one minus the stated maximum rate (stated as a decimal) of all reserves required to be maintained against "Eurocurrency Liabilities" as specified in Regulation D (or against any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR Rate Tranches is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Revolving Purchaser to United States residents) which shall be zero unless the Company has notified the Trustee otherwise.

                  "LIBOR RATE TRANCHE" shall mean a portion of the Class A-R Invested Amount designated by the Transferor in accordance with Section 4.8 to accrue interest based upon the LIBOR Rate.

                  "MEASURING PERIOD" shall mean, with respect to any day, the period from the later of the Closing Date and the first day of the eleventh Monthly Period preceding the Monthly Period in which such day occurs through such day.

                  "MINIMUM RETAINED PERCENTAGE" shall mean 3.5%.

                  "MINIMUM TRANSFEROR PERCENTAGE" shall mean the Applicable Reserve Ratio.

                  "MONTHLY DISTRIBUTION DATE" shall mean September 15, 1993 and the fifteenth day of each calendar month thereafter or if such fifteenth day is not a Busi ness Day, the next succeeding Business Day.

                  "MONTHLY PERIOD" shall have the meaning specified in the Agreement, except that the first Monthly Period with respect to the Series 1993-2 Certificates shall begin on and include the Closing Date and shall end on and include August 29, 1993.

                                       12

                  "NON-USAGE FEE" shall have the meaning specified for that term in Section 15 of the Revolving Certificate Purchase Agreement.

                  "ONE MONTH LIBOR TRANCHE" shall mean a portion of the Class A-R Invested Amount designated by the Transferor to accrue interest at a One Month LIBOR Rate.

                  "ONE MONTH LIBOR RATE" shall mean a LIBOR Rate applicable for a Fixed Period of one month.

                  "PAY OUT COMMENCEMENT DATE" shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.1 of the Agreement or a Series 1993-2 Pay Out Event is deemed to occur pursuant to Section 9 of this Series Supplement.

                  "PORTFOLIO CORRECTION AMOUNT" means the smallest amount which, if distributed to certificateholders of the Trust in reduction of the aggregate invested amount of all certificates upon the occurrence of a Portfolio Imbalance Event, would result in compliance with the percentage limitation in the definition of Portfolio Imbalance Event the violation of which gave rise to such Portfolio Imbalance Event.

                  "PORTFOLIO CORRECTION DISTRIBUTION DATE" means the first Distribution Date following the occurrence of a Portfolio Imbalance Event.

                  "PORTFOLIO IMBALANCE EVENT" means an event which will occur if, on the last day of any Monthly Period occurring during the Revolving Period (the "MEASUREMENT DAY"), (a) on each of such day and the last day of each of the preced ing [eleven] consecutive Monthly Periods, (i) the amount of all Cash Equivalents and other amounts on deposit in the Equalization Account exceeded [25]% of (ii) the sum of all Principal Receivables and Cash Equivalents and other amounts on deposit in the Equalization Account on each such day, or (b) on each of the measurement day and the last day of the [preceding] Monthly Period,
(i) the amount of all Cash Equivalents and other amounts on deposit in the Equalization Account exceeded [45%] of (ii) the sum of all Principal Receivables and Cash Equivalents and other amounts on deposit in the Equalization Account on each such day. All such amounts shall be calculated after giving effect to all amounts to be distributed on the Distribution Date following the last day of the applicable Monthly Period.

                  "PORTFOLIO YIELD" shall mean for the Series 1993-2 Certificates, with respect to any Monthly Period, the annualized percentage equivalent of a fraction,

                                       13

the numerator of which is an amount equal to the sum of the aggregate amount of Available Series 1993-2 Finance Charge Collections and the aggregate Daily Cap Proceeds Amounts for such Monthly Period, calculated on a cash basis, MINUS the aggregate Investor Default Amount for each day in such Monthly Period, and the denominator of which is the average daily Invested Amount during the preceding Monthly Period.

                  "PRINCIPAL SHORTFALLS" shall mean, on any Business Day, (x) for the Series 1993-2 Variable Funding Certificates the Adjusted Invested Amount of the class then receiving principal payments after the application of Principal Collections on such Business Day or (y) for any other Series the amounts specified as such in the Supplement for such other Series.

                  "RATING AGENCY" shall mean Standard & Poor's Ratings Group and Duff & Phelps Credit Rating Co.

                  "REALLOCATED PRINCIPAL COLLECTIONS" shall have the meaning specified in subsection 4.7(c) of the Agreement.

                  "REFERENCE BANK" shall mean National Westminster Bank Plc, New York Branch.

                  "REQUIRED AMOUNT" shall have the meaning specified in Section 4.7.

                  "REQUIRED REVOLVING PURCHASERS" shall mean Revolving Purchasers whose Commitment Percentages are, in the aggregate, more than 50%.

                  "REVOLVING CERTIFICATE PURCHASE AGREEMENT" shall mean the Revolv ing Certificate Purchase Agreement, dated as of July 26, 1993 by and among the Transferor, the Facility Agent and the Revolving Purchasers.

                  "REVOLVING PERIOD" shall mean (a) the period from and including the Closing Date to, but not including, the Amortization Period Commencement Date, or (b) with respect to an Extension, the period beginning on the Extension Date and ending on the date specified in the Extension Notice.

                  "REVOLVING PURCHASERS" shall mean each purchaser of an interest in Class A-R Certificates pursuant to the Revolving Certificate Purchase Agreement.

                                       14

                  "SCHEDULED SERIES 1993-2 TERMINATION DATE" shall mean the January 2003 Distribution Date, unless a different date shall be set forth in an Extension No tice.

                  "SERIES 1993-2" shall mean the Series of the SRI Receivables Master Trust represented by the Series 1993-2 Variable Funding Certificates.

                  "SERIES 1993-2 CERTIFICATEHOLDER" shall mean the holder of record of any Series 1993-2 Variable Funding Certificate.

                  "SERIES 1993-2 CERTIFICATEHOLDERS' INTEREST" shall have the meaning specified in Section 4.4 of the Agreement.

                  "SERIES 1993-2 PAY OUT EVENT" shall have the meaning specified in Section 9 of this Series Supplement.

                  "SERIES 1993-2 TERMINATION DATE" shall mean the earlier to occur of (i) the day after the Distribution Date on which the Series 1993-2 Certificates are paid in full, or (ii) the Scheduled Series 1993-2 Termination Date.

                  "SERIES SERVICING FEE PERCENTAGE" shall mean 2.0% per annum.

                  "SERVICING FEE" shall mean for any Monthly Period, an amount equal to the product of (i) one-twelfth, (ii) the Series Servicing Fee Percentage and (iii) the Adjusted Invested Amount as of the preceding Record Date, or, in the case of the first Distribution Date, the Initial Invested Amount.

                  "SHARED PRINCIPAL COLLECTIONS" shall mean, on any Business Day, as the context requires, either (a) the amount allocated to the Series 1993-2 Variable Funding Certificates which, in accordance with subsection 4.6(d), may be applied in accordance with subsection 4.3(e) of the Agreement or
(b) the amounts allocated to the investor certificates (which are not retained by the Transferor) of all Series which the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Series 1993-2 Variable Funding Investor Certificates.

                  "SPECIAL PAYMENT DATE" shall mean each Distribution Date following the Monthly Period in which a Pay Out Event occurs with respect to an Early Amortization Period.

                                       15

                  "SUBORDINATION PERCENTAGE" shall mean 28%.

                  "TERMINATION PAYMENT DATE" shall mean the earlier of the first Distribution Date following the liquidation or sale of the Receivables as a result of an Insolvency Event and the occurrence of the Scheduled Series 1993-2 Termination Date.

                  "THREE MONTH LIBOR TRANCHE" shall mean a portion of the Class A-R Invested Amount designated by the Transferor to accrue interest at a Three Month LIBOR Rate.

                  "THREE MONTH LIBOR RATE" shall mean a LIBOR Rate applicable for a Fixed Period of three months.

                  "TRANCHE" shall mean an Alternate Base Rate Tranche or a LIBOR Rate Tranche.

                  "TRANCHE RATE" shall mean the interest rate applicable to each portion of the Class A-R Invested Amount, as determined by the Transferor, in accordance with subsection 4.8(b), which shall be, with respect to any Fixed Period LIBOR Rate, or the Alternate Base Rate, plus, in each case, the Applicable Margin with respect thereto.

                  "TRANSFEROR FINANCE CHARGE COLLECTIONS" shall mean on any Business Day the product of (a) the Finance Charge Collections for such Business Day, (b) the Transferor Percentage and (c) the Floating Allocation Percentage.

                  "TRANSFEROR RETAINED CERTIFICATES" shall mean investor certificates of any Series, including the Class B-R Certificates, which the Transferor is required to retain for so long as the Transferor is the holder of such Certificates.

                  "TRUST CERTIFICATE-BACKED NOTES" means notes offered on or after the date hereof by the Transferor that are secured in whole or in part, by the Class D Certificates and the Transferor Certificate.

                  "TWO MONTH LIBOR TRANCHE" shall mean a portion of the Class A-R Invested Amount designated by the Transferor to accrue interest at a Two Month LIBOR Rate.

                                       16

                  "TWO MONTH LIBOR RATE" shall mean a LIBOR Rate applicable for a Fixed Period of two months.

                  "VFC ADDITIONAL CLASS A-R INVESTED AMOUNT" shall have the mean ing specified in subsection 6.15 of the Agreement.

                  "VFC ADDITIONAL CLASS B-R INVESTED AMOUNT" shall have the mean ing specified in subsection 6.15 of the Agreement.

                  "VFC ADDITIONAL INVESTED AMOUNT" shall have the meaning specified in subsection 6.15 of the Agreement.

                  "VFC PRINCIPAL COLLECTIONS" shall have the meaning specified in subsection 4.6(f) of the Agreement.

                  SECTION 3. REASSIGNMENT AND TRANSFER TERMS. (a) The Class A-R Certificates shall be subject to repurchase by the Transferor at its option, in accor dance with the terms specified in subsection 12.2(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the Class A-R Invested Amount is reduced to an amount less than or equal to 10% of the CLASS A-R Invested Amount as of the last day of the Revolving Period. The deposit required in connection with any such repurchase and final distribution on such Certificates shall be equal to the Class A-R Invested Amount plus accrued and unpaid interest and any accrued and unpaid Facilities Costs on the Series 1993-2 Variable Funding Certif icates through the day prior to the Distribution Date on which the final distribution occurs.

                  (b) In no event shall the Class B-R Certificates or any interest therein be transferred, sold, exchanged, pledged, participated or otherwise assigned hereunder, in whole or in part.

                  (c) Each Certificateholder, by accepting and holding such Certificate or interest therein, will be deemed to have represented and warranted that it is not (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity.

                  SECTION 3A. CONVEYANCE OF INTEREST IN INTEREST RATE CAP; CAP PROCEEDS ACCOUNT. (a) The Transferor hereby covenants and agrees that, on or prior

                                       17

to the Closing Date, it shall obtain Interest Rate Caps by entering into one or more Interest Rate Cap Agreements such that the aggregate notional amount under all such agreements shall, at any time, be at least equal to the Invested Amount at such time. The Transferor hereby assigns, sets-over, conveys, pledges and grants a security interest and lien (free and clear of all other Liens) to the Trustee for the benefit of the Series 1993-2 Certificateholders, in all of the Transferor's right, title and interest now existing or hereafter arising in and to the Interest Rate Cap Agreements and the Interest Rate Caps arising thereunder, together with the Cap Proceeds Amount and all other proceeds thereof, as collateral security for the benefit of the Series 1993-2 Certificateholders. The Transferor hereby further agrees to execute all such instru ments, documents and financing statements and take all such further action requested by the Trustee to evidence and perfect the assignment of the Interest Rate Cap Agreements and the Interest Rate Caps pursuant to this Section 3A.

                  (b) The Trustee, for the benefit of the Series 1993-2 Certificateholders, shall establish and maintain with a Qualified Institution in the name of the Trust, a certain segregated trust account (the "CAP PROCEEDS ACCOUNT"). All amounts received by the Trustee pursuant to the Interest Rate Caps on the settlement date for any Interest Rate Cap (a "CAP SETTLEMENT DATE") shall be depos ited in the Cap Proceeds Account. Funds in the Cap Proceeds Account shall be in vested at the direction of the Servicer, in Cash Equivalents with maturities not later than the next succeeding Business Day. Any earnings on such invested funds shall be deposited and held in the Cap Proceeds Account and applied in the same manner and priority as payments pursuant to the Interest Rate Caps.

                  SECTION 4. DELIVERY AND PAYMENT FOR THE SERIES 1993-2 VARIABLE FUNDING CERTIFICATES. The Transferor shall execute and deliver the Series 1993-2 Variable Funding Certificates to the Trustee for authentication in accordance with Section 6.1 of the Agreement. The Trustee shall deliver the Series 1993-2 Variable Funding Certificates to or upon the order of the Transferor when authenticated in accordance with Section 6.2 of the Agreement.

                  SECTION 5. FORM OF DELIVERY OF SERIES 1993-2 CERTIFICATES. The Class A-R Certificates and the Class B-R Certificates shall be delivered as Regis tered Certificates as provided in Section 6.1.

                  SECTION 6. ADDITION AND REMOVAL OF ACCOUNTS. (a) Paragraph (b) of the definition of "AUTOMATIC ADDITIONAL ACCOUNT" in Article I of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 1993-2 Variable Funding Certificates:

                                       18

         "(b) any other consumer revolving credit card account, Receivables from which each Rating Agency permits to be added automatically to the Trust; PROVIDED:

                  (i) that the Transferor shall have (x) received notice from each Rating Agency that the inclusion of such accounts as Automatic Additional Accounts pursuant to this paragraph (b) will not result in the reduc tion or withdrawal of its then existing rating of any Class of Investor Certificates then issued and outstanding and (y) delivered such notice to the Trustee;

                  (ii) the Facility Agent on behalf of the Required Revolving Purchas ers shall have consented in writing to including as Automatic Addi tional Accounts the consumer revolving credit card accounts the receivables of which have been purchased (but the accounts of which have not been originated) by an Originator other than in a transaction covered by (iii) below; PROVIDED, FURTHER, that no such consent shall be required unless and until such time as the Outstanding Balance of Principal Receivables conveyed to the Trust (as determined on the date such Receivables are so conveyed) pursuant to (x) subsection 2.6(a) permitted by this clause (ii) and (y) subsection 2.6(e)(viii), is greater than $5,000,000;

                  (iii) the Facility Agent on behalf of the Required Revolving Purchas ers shall have consented in writing to including as Automatic Addi tional Accounts the consumer revolving credit card accounts the receivables of which have been originated with an entity substantially all the assets or capital stock of which have been purchased by SRI or an Affiliate of SRI; PROVIDED, FURTHER, (A) that no such consent shall be required with respect to any single conveyance of Receivables pursuant to an acquisition of an entity by SRI or an Affiliate of SRI within any Measuring Period unless the Outstanding Balance of Prin cipal Receivables so conveyed during such Measuring Period (as de termined on the day of each initial conveyance to the Trust and whether initially conveyed as Automatic Additional Accounts or Supplemental Accounts) exceeds 15% of the Outstanding Balance of Principal Receivables in the Trust on the day of such conveyance, and (B) that in the event of a conveyance of Receivables pursuant to an acquisition as contemplated hereunder, the Transferor shall in any event, whether or not consent of the Facility Agent is required, pro vide at least 30 days prior written notice of such acquisition in reason able detail (including but not limited to all information provided to each Rating Agency with respect to the subject Receivables) to the Facility Agent and the Trustee and a certificate of a senior officer of the Transferor stating that the conveyance of Receivables to the Trust as a result of such acquisition will not have a material adverse effect on the Holders of the Class A-R Certificates;

                  (iv) the Facility Agent on behalf of all of the Revolving Purchasers shall have consented in writing to including as Automatic Additional Accounts the consumer revolving credit card accounts the receivables of which have been originated with an entity that is not an Affiliate of SRI at the time of such inclusion; and

                  (v)  appropriate UCC filings have been made."

                  (b) Subsections (viii), (ix) and (x) of Section 2.6(e) of the Agreement shall read in their entirety as follows and shall be applicable only to the Series 1993-2 Variable Funding Certificates:

         "(viii) The Facility Agent on behalf of the Required Revolving Purchasers shall have consented in writing to including as Supplemental Accounts the credit card revolving accounts the receivables of which have been purchased (but the accounts of which have not been originated) by an Originator other than in a transaction covered by
         (ix) below; PROVIDED, that no such consent shall be required unless and until such time as the Outstanding Balance of the Principal Receivables conveyed to the Trust (as determined on the date such Principal Receivables are so conveyed) as contemplated by (x) this subsec tion 2.6(e)(viii) and (y) subsection 2.6(a) permitted by clause (ii) of para graph (b) of the definition of "Automatic Additional Account," is greater than $5,000,000;

         (ix) The Facility Agent on behalf of the Required Revolving Purchasers shall have provided written consent with respect to including as Supplemental Accounts the credit card revolving accounts which have originated with an entity substantially all the assets or capital stock of which have been pur chased by SRI or an Affiliate thereof; PROVIDED, that no such consent shall be required with respect to any single conveyance of Receivables pursuant to an acquisition of an entity by SRI or an Affiliate of SRI within any Measuring Period unless the Outstanding Balance of Principal Receivables so conveyed

                                       19

         during such Measuring Period (as determined on the day of conveyance to the Trust and whether conveyed as Supplemental Accounts or Automatic Additional Accounts) exceeds 15% of the Outstanding Balance of Principal Receivables in the Trust on the day of such conveyance; PROVIDED, FURTHER, that in the event of a conveyance of Receivables pursuant to an acquisition as contemplated hereunder, the Transferor shall in any event provide at least 30 days prior written notice of such acquisition in reasonable detail (including, but not limited to, all information provided to each Rating Agency with respect to the subject Receivables) to the Facility Agent and a certificate of a senior officer of the Transferor stating that the conveyance of Receivables to the Trust as a result of such acquisition will not have a material adverse effect on the Holders of the Class A-R Certificates;

         (x) The Facility Agent on behalf of all of the Revolving Purchasers shall have consented in writing to including as Supplemental Accounts the con sumer revolving credit card accounts the receivables of which have been originated with an entity that is not an Affiliate of SRI at the time of such inclusion; and

         (xi)  appropriate UCC filings have been made."

                  (c) Section 2.7(d) of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 1993-2 Variable Funding
Certificates:

         "Notwithstanding the foregoing, and provided that there shall be no more than one removal of Accounts in any Monthly Period and no such removal shall cause the Transferor Interest to be less than the Minimum Transferor Interest, the Transferor will be permitted to designate Removed Accounts in connection with the sale by SRI or any Affiliate of SRI of all or substantially all of the capital stock or assets of any Originator if (A) the conditions in clauses (i), (ii)(a), (iii) and
         (iv) of subsection 2.7(b) have been met and the Transferor shall have delivered to the Trustee and the Facility Agent an Offi cer's Certificate confirming the compliance with such conditions, (B) with respect to the second and subsequent such sales, the Facility Agent on behalf of the Required Revolving Purchasers has consented in writing to such sale."

                  SECTION 7. ARTICLE IV OF AGREEMENT. Sections 4.1, 4.2 and 4.3 of the Agreement shall read in their entirety as provided in the Agreement.
Article IV

                                       20

of the Agreement (except for Sections 4.1, 4.2 and 4.3 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1993-2
Certificates:


                                   ARTICLE IV

                        RIGHTS OF CERTIFICATEHOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS

                  Section 4.4 RIGHTS OF CERTIFICATEHOLDERS. The Series 1993-2 Variable Funding Certificates shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Series 1993-2 Variable Funding Certificates at the times and in the amounts specified in this Agreement, (a) the Floating Allocation Percentage and Fixed Allocation Percentage (as applicable from time to time) of Collections available in the Collection Account, (b) funds allocable to the Series 1993-2 Variable Funding Certificates on deposit in the Collection Account and the Equalization Account and (c) funds on deposit in the Interest Funding Account, the Principal Account, the Cap Proceeds Account and the Distribution Account (for such Series, the "SERIES 1993-2 CERTIFICATEHOLDERS' INTEREST"). The Class B-R Invested Amount shall be subordinated to the Class A-R Certificates to the extent provided in this Article IV. The Class B-R Certificates will not have the right to receive pay ments of principal until the Class A-R Invested Amount has been paid in full.

                  Section 4.5 COLLECTIONS AND ALLOCATION; PAYMENTS ON EXCHANGEABLE TRANSFEROR CERTIFICATE.

                  (a) COLLECTIONS. The Servicer will apply or will instruct the Trustee to apply all funds on deposit in the Collection Account and the Equalization Account allocable to the Series 1993-2 Variable Funding Certificates, and all funds on deposit in the Interest Funding Account, the Principal Account, the Defeasance Account and the Distribution Account maintained for this Series, as described in this Article IV.

                  (b) [Reserved]

                  (c) PAYMENTS TO THE HOLDER OF THE EXCHANGEABLE TRANSFEROR CERTIFICATE. On each Business Day, the Servicer shall determine whether a Pay Out Event is deemed to have occurred with respect to the Series 1993-2 Variable Funding Certificates, and the Servicer shall allocate and pay Collections in

                                       21

accordance with the Daily Report with respect to such Business Day to the Holder of the Exchangeable Transferor Certificate as follows:

                  (i) For each Business Day with respect to the Revolving Period, in addition to amounts allocated and paid to the Holder of the Exchangeable Transferor Certificate pursuant to subsection 4.3(b) of the Agreement, an amount equal to the product of the Class B-R Floating Allocation Percentage and the amount of Principal Collections on such Business Day.

                  (ii) For each Business Day with respect to the Amortization Period prior to the Business Day on which an amount equal to the Class A-R Invested Amount has been deposited in the Principal Account to be applied to the payment of principal to the Class A-R Certificateholders, in addition to amounts allocated and paid to the Holder of the Exchangeable Transferor Certificate pursuant to subsection 4.3(b) of the Agreement, an amount equal to the product of the Class B-R Fixed Allocation Percentage and the amount of Principal Collections on such Business Day.

                  (iii) For each Business Day on and after the day on which Principal Collections are being deposited in the Principal Account pursuant to Section 4.6(c)(iv), the amount of payments made to the Holder of the Exchangeable Transferor Certificate shall be determined only as provided in subsection 4.3(b) of the Agreement.

                  Notwithstanding the foregoing, amounts payable to the Holder of the Exchangeable Transferor Certificate pursuant to subsections 4.5(c)(i) or
(ii) shall instead be deposited in the Equalization Account to the extent necessary to prevent the Transferor Interest from being less than the Minimum Transferor Interest.

                  The allocations to be made pursuant to this subsection 4.5(c) also apply to deposits into the Collection Account that are treated as Principal Collec tions, including Adjustment Payments, payment of the reassignment price pursuant to Section 2.4(e) of the Agreement and proceeds from the sale, disposition or liquidation of the Receivables pursuant to Section 9.2, 10.2(a),
12.1 or 12.2(b) of the Agreement and Section 3 of this Series Supplement. Such deposits to be treated as Collections will be allocated as Finance Charge Receivables or Principal Receiv ables as provided in the Agreement.

                  Section 4.6 APPLICATION OF FUNDS ON DEPOSIT IN THE COLLECTION ACCOUNT FOR THE CERTIFICATES. (a) On each Business Day falling in the Revolving

                                       22

Period, the Servicer shall deliver to the Trustee a Daily Report in which it shall in struct the Trustee to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw, to the extent (x) of the sum of (i) the Floating Alloca tion Percentage of Finance Charge Collections available in the Collection Account plus (ii) investment earnings on amounts on deposit in the Principal Account (the "AVAILABLE SERIES 1993-2 FINANCE CHARGE COLLECTIONS") plus (y) the Daily Cap Proceeds Amount, if any, the amounts required to be withdrawn from the Collection Account and the Cap Proceeds Account pursuant to subsections 4.6(a)(i) through 4.6(a)(xviii).

                           (i) CLASS A-R INTEREST. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account for such Business Day, to the extent of the Daily Cap Proceeds Amount, and then from the Collection Account and deposit into the Interest Funding Account, to the extent of Available Series 1993-2 Finance Charge Collections for such Business Day, an amount equal to the Class A-R Interest accrued since the preceding Business Day PLUS any Class A-R Interest due with respect to any prior Business Day but not previously deposited in the Interest Funding Ac count PLUS additional interest at the Class A-R Certificate Rate for interest that has accrued on interest that was due pursuant to this subsection but was not previously deposited in the Interest Funding Account.

                           (ii) INVESTOR SERVICING FEE. On each Business Day on which SRI or an Affiliate of SRI is not the Servicer, the Trustee, acting in accor dance with instructions from the Servicer, shall withdraw from the Collection Account and distribute to the Servicer, to the extent of any Available Series 1993-2 Finance Charge Collections remaining after giving effect to the with drawals pursuant to subsection 4.6(a)(i) an amount equal to the lesser of (x) any such remaining Available Series 1993-2 Finance Charge Collections and (y) the excess of (i) the Servicing Fee for such Monthly Period plus any unpaid Servicing Fees from prior Monthly Periods over (ii) any amounts with respect thereto previously distributed to the Servicer during such Monthly Period.

                           (iii) INVESTOR DEFAULT AMOUNT. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 1993-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.6(a)(i) and
         (ii), an amount equal to the

                                       23

         aggregate Investor Default Amount for such Business Day PLUS the unpaid Investor Default Amount for any previous Business Day, such amount to be treated during the Revolving Period as Shared Principal Collections.

                           (iv) REIMBURSEMENT OF CLASS A-R INVESTOR CHARGE-OFFS. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 1993-2 Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsections 4.6(a)(i) through (iii)), an amount equal to the unreimbursed Class A-R Investor Charge-Offs, such amount to be treated during the Revolving Period as Shared Principal Collections.

                           (v) CERTAIN FACILITIES COSTS. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit in the Interest Funding Account, to the extent of any Available Series 1993-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.6(a)(i) through (iv), the portion of the Facilities Costs consti tuting the Commitment Fees, accrued since the preceding Business Day PLUS any such Facilities Costs due pursuant to
         Section 4.6 of the Agreement with respect to any prior Business Day but not previously deposited in the Interest Funding Account.

                           (vi) REIMBURSEMENT OF CLASS B-R INVESTOR CHARGE-OFFS. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 1993-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.6(a)(i) through (v), an amount equal to the unreimbursed Class B-R Investor Charge-Offs, such amount during the Revolving Period to be treated as Shared Principal Collec tions.

                           (vii) OTHER FACILITIES COSTS. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and pay to the Class A-R Certificateholders, to the extent of any Available Series 1993-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.6(a)(i) through (vi), an amount equal to the sum of all Facilities Costs not provided for pursuant to subsection 4.6(a)(v) which have

                                       24

         arisen prior to such Business Day.

                           (viii) INVESTOR SERVICING FEE. On each Business Day, if SRI or an Affiliate of SRI is the Servicer, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and distribute to the Servicer, to the extent of any Available Series 1993-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.6(a)(i) through (vii), the Investor Servicing Fee accrued since the preceding Business Day PLUS any Investor Servicing Fee due with respect to any prior Business Day but not distributed to the Servicer.

                           (ix) CLASS B-R INTEREST. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and pay to the Class B-R Certificateholders to the extent of any Available Series 1993-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.6(a)(i) through (viii) of the Agreement, an amount equal to (x) the amount of interest which has accrued with respect to the outstanding aggregate principal amount of the Class B-R Certificates at the Class B-R Certificate Rate but which has not been paid to the Class B-R Certificateholders PLUS (y) additional interest at the Class B-R Certificate Rate for interest that has accrued on interest that was due pursuant to this subsection but was not previously paid to the Class B-R Certificateholders.

                           (x) EXCESS FINANCE CHARGE COLLECTIONS. Any amounts remaining in the Collection Account to the extent of any Available Series 1993-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.6(a)(i) through (ix), shall be treated as Excess Finance Charge Collections, and the Servicer shall direct the Trustee in writing on each Business Day to withdraw and the Trustee, acting in accordance with such instructions, shall withdraw such amounts from the Collection Account, FIRST, make such amounts available as Excess Finance Charge Collections to pay to Certificateholders of other Series to the extent of shortfalls, if any, in amounts payable to such Certificateholders from Finance Charge Collections (but not from Excess Finance Charge Collections) allocated to such other Series, SECOND, to pay any unpaid commercially reasonable costs and expenses of a Successor Servicer, if any, THIRD, to make any required Adjustment Payment that the Transferor has theretofore failed to make pursuant to Section 3.8(a) with respect to any

                                                    25

         preceding Monthly Period, and, FOURTH, pay any remaining Excess Finance Charge Collections to the Transferor.

                  (b) On each Business Day prior to the last Business Day of any Monthly Period with respect to the Amortization Period, the Servicer shall instruct the Trustee in writing to withdraw and the Trustee, acting in accordance with such instructions, shall withdraw, to the extent of Available Series 1993-2 Finance Charge Collections plus the Daily Cap Proceeds Amount, if any, the amounts re quired to be withdrawn from the Collection Account and the Cap Proceeds Account pursuant to subsections 4.6(b)(i) through 4.6(b)(viii) of the Agreement.

                           (i) CLASS A-R INTEREST. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account, to the extent of the Daily Cap Proceeds Amount, and then from the Collection Account and deposit in the Interest Funding Account, to the extent of Available Series 1993-2 Finance Charge Collections for such Business Day, an amount equal to the Class A-R Interest accrued since the preceding Business Day PLUS any Class A-R Interest due with respect to any prior Business Day but not previously deposited in the Interest Funding Account, PLUS additional interest at the Class A-R Certificate Rate for interest that has accrued on interest that was due pursuant to this subsection but was not previously deposited in the Interest Funding Account.

                           (ii) INVESTOR SERVICING FEE. On each Business Day on which SRI or an Affiliate of SRI is not the Servicer, the Trustee, acting in accor dance with instructions from the Servicer, shall withdraw from the Collection Account and distribute to the Servicer, to the extent of any Available Series 1993-2 Finance Charge Collections remaining after giving effect to the with drawals pursuant to subsection 4.6(b)(i) an amount equal to the lesser of (x) any such remaining Available Series 1993-2 Finance Charge Collections and (y) the excess of (i) the Servicing Fee for such Monthly Period plus any unpaid Servicing Fees from prior Monthly Periods over (ii) any amounts with respect thereto previously distributed to the Servicer during such Monthly Period.

                           (iii) INVESTOR DEFAULT AMOUNT. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of Available Series 1993-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.6(b)(i) and (ii), an amount equal to the

                                       26

         aggregate Investor Default Amount for such Business Day PLUS the unpaid Investor Default Amount for any previous Business Day, such amount to be applied pursuant to subsections 4.6(e)(i) or (ii) to the applicable Class or Classes of Certificateholders on such Business Day.

                           (iv) REIMBURSEMENT OF CLASS A-R INVESTOR CHARGE-OFFS. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account to the extent of Available Series 1993-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.6(b)(i) through (iii), an amount equal to the unreimbursed Class A-R Investor Charge-Offs, such amount to be paid pursuant to subsections 4.6(e)(i) or (ii) to the applicable Class or Classes of Certificateholders on such Business Day.

                           (v) CERTAIN FACILITIES COSTS. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit in the Interest Funding Account, to the extent of Available Series 1993-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.6(b)(i) through (iv), the portion of the Facilities Costs consti tuting the Commitment Fees, accrued since the preceding Business Day PLUS any such Facilities Costs due pursuant to
         Section 4.6 of this Agreement with respect to any prior Business Day but not previously deposited in the Interest Funding Account or distributed to the Class A-R Certificateholders.

                           (vi) REIMBURSEMENT OF CLASS B-R INVESTOR CHARGE-OFFS. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of Available Series 1993-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.6(b)(i) through (v), an amount equal to the unreimbursed Class B-R Investor Charge-Offs, such amount to be applied pursuant to subsections 4.6(e)(i) or (ii) to the applicable Class or Classes of Certificateholders on such Business Day.

                           (vii) EXCESS FINANCE CHARGE COLLECTIONS. Any amounts remaining in the Collection Account to the extent of any Available Series 1993-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.6(b)(i) through (vi), shall be treated as Excess Finance Charge Collections, and the Trustee shall deposit any such remaining Available Series 1993-2 Finance Charge Collections into the

                                       27

         Collection Account and shall add such funds to the Available Series 1993-2 Finance Charge Collections on each subsequent Business Day in such Monthly Period until the last Business Day of the related Monthly Period.

                  (c) On the last Business Day of each Monthly Period with respect to the Amortization Period, the Servicer shall instruct the Trustee in writing to withdraw and the Trustee, acting in accordance with such instructions, shall withdraw, to the extent of Available Series 1993-2 Finance Charge Collections plus the Daily Cap Proceeds Amount, if any, the amounts required to be withdrawn from the Collection Account and the Cap Proceeds Account pursuant to subsections 4.6(c)(i) through 4.6(c)(x) of the Agreement.

                           (i) CLASS A-R INTEREST. On such Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account, to the extent of the Daily Cap Proceeds Amount, and then from the Collection Account and deposit in the Interest Funding Account, to the extent of Available Series 1993-2 Finance Charge Collections for such Business Day, an amount equal to the Class A-R Interest accrued the preceding Business Day PLUS any Class A-R Interest due with respect to any prior Business Day but not previously deposited in the Interest Funding Account, PLUS additional interest at the Class A-R Certificate Rate for interest that has accrued on interest that was due pursuant to this subsection but was not previously deposited in the Interest Funding Account.

                           (ii) INVESTOR SERVICING FEE. On such Business Day, if SRI or an Affiliate of SRI is not the Servicer, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and distribute to the Servicer, to the extent of Available Series 1993-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsection 4.6(c)(i), an amount equal to the lesser of (x) any such remaining Available Series 1993-2 Finance Charge Collections and (y) the excess of (i) the Servicing Fee for such Monthly Period plus any unpaid Servicing Fees from prior Monthly Periods over (ii) any amounts with respect thereto previously distributed to the Servicer during such Monthly Period.

                           (iii) INVESTOR DEFAULT AMOUNT. On such Business Day, the Trustee acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of Available Series 1993-2 Finance Charge Collections remaining after giving effect to the

                                       28

         withdrawals pursuant to subsections 4.6(c)(i) and (ii), an amount equal to the aggregate Investor Default Amount for such Business Day PLUS the unpaid Investor Default Amount for any previous Business Day, such amount to be applied pursuant to subsections 4.6(e)(i) or (ii) to the applicable Class or Classes of Certificateholders on such Business Day.

                           (iv) REIMBURSEMENT OF CLASS A-R INVESTOR CHARGE-OFFS. On such Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of Available Series 1993-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.6(c)(i) through (iii), an amount equal to the unreimbursed Class A-R Investor Charge-Offs, such amount to be applied pursuant to subsection 4.6(e)(i) or (ii) to the applicable Class or Classes of Certificateholders on such Business Day.

                           (v) CERTAIN FACILITIES COSTS. On such Business Day, the Trustee acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit into the Interest Funding Account, to the extent of Available Series 1993-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.6(c)(i) through (iv), the portion of the Facilities Costs consti tuting the Commitment Fees, PLUS any such Facilities Costs due pursuant to Section 4.6 of the Agreement with respect to any prior Business Day but not distributed to the Class A-R Certificateholders.

                           (vi) REIMBURSEMENT OF CLASS B-R INVESTOR CHARGE-OFFS. On such Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of Available Series 1993-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.6(c)(i) through (v), an amount equal to the unreimbursed Class B-R Investor Charge-Offs, such amount to be applied pursuant to subsections 4.6(e)(i) or (ii) to the applicable Class or Classes of Certificateholders on such Business Day.

                           (vii) OTHER FACILITIES COSTS. On such Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit in the Interest Funding Account, to the extent of Available Series 1993-2 Finance Charge Collec tions remaining after giving effect to the withdrawals pursuant to subsections 4.6(c)(i) through (vi), an amount equal to all Facilities Costs not provided for

                                       29

         pursuant to subsection 4.6(c)(v) which have arisen prior to such Business Day.

                           (viii) INVESTOR SERVICING FEE. On such Business Day, if SRI or an Affiliate of SRI is the Servicer, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and distribute to the Servicer, to the extent of Available Series 1993-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsection 4.6(c)(i) through (vii), the Investor Servicing Fee accrued since the preceding Business Day PLUS any Investor Servicing Fee due with respect to any prior Business Day but not distributed to the Servicer.

                           (ix) CLASS B-R INTEREST. On such Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and pay to the Class B-R Certificateholders to the extent of Available Series 1993-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.6(c)(i) through (viii), an amount equal to
         (x) the amount of interest which has accrued with respect to the outstanding aggregate principal amount of the Class B-R Certificates at the Class B-R Certificate Rate but which has not been paid to the Class B-R Certificateholders PLUS (y) additional interest at the Class B-R Certificate Rate for interest that has accrued on interest that was due pursuant to this subsection but was not previously paid to the Class B-R Certificateholders.

                           (x) EXCESS FINANCE CHARGE COLLECTIONS. Any amounts remaining in the Collection Account to the extent of any Available Series 1993-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.6(c)(i) through (ix), shall be treated as Excess Finance Charge Collections, and the Servicer shall direct the Trustee on such Business Day to withdraw such amounts from the Collection Account, FIRST, make such amounts available as Excess Finance Charge Collections to pay to Certificateholders of other Series to the extent of short falls, if any, in amounts payable to such Certificateholders from Finance Charge Collections (but not from Excess Finance Charge Collections) allocated to such other Series, SECOND, then to pay any unpaid commercially reasonable costs and expenses of a Successor Servicer, if any, THIRD, to make any required Adjustment Payment that the Transferor has theretofore failed to make pursuant to
         Section 3.8(a) with respect to any preceding Monthly

                                       30

         Period, and, FOURTH, pay any remaining Excess Finance Charge Collections to the Transferor.

                  (d) For each Business Day falling in the Revolving Period, the funds on deposit in the Collection Account to the extent of the product of (i) the Class A-R Floating Allocation Percentage and (ii) Principal Collections with respect to such Business Day will be treated as Shared Principal Collections and applied, pursuant to the written direction of the Servicer in the Daily Report for such Business Day, as provided in Subsection 4.3(e) of the Agreement.

                  (e) For each Business Day on and after the Amortization Period Commencement Date, the amount of funds on deposit in the Collection Account as described below will be distributed, pursuant to the written direction of the Servicer in the Daily Report for such Business Day in the following priority:

                           (i) on and prior to the day on which an amount equal to the Class A-R Invested Amount has been deposited in the Principal Account to be applied to the payment of Class A-R Principal, an amount (not in excess of the Class A-R Invested Amount) equal to the sum of
         (w) the product of the Class A-R Fixed Allocation Percentage and Principal Collections in the Col lection Account at the end of the preceding Business Day, (x) any amount on deposit in the Equalization Account allocated to the Class A-R Certificates on such Business Day pursuant to subsection 4.6(h), (y) amounts to be paid pursuant to subsections 4.6(b)(iii), (iv) and (vi) or 4.6(c)(iii), (iv) and (vi) on such Business Day and (z) the amount of Shared Principal Collections allocated to the Series 1993-2 Variable Funding Certificates in accordance with Section 4.11 on such Business Day, will be deposited into the Principal Account; and

                           (ii) on and after the day on which an amount equal to the Class A-R Invested Amount has been deposited in the Principal Account, an amount (not in excess of the Class B-R Invested Amount) equal to the sum of (w) an amount equal to the product of the Class B-R Fixed Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (or, in the case of the first Distribution Date following the date on which the Class A-R Invested Amount is deposited in the Principal Account, if it is not on the first day of a Monthly Period, the Class B-R Fixed Allocation Percentage of Principal Collections from the date on which such deposit is made), (x) any amount on deposit in the Equaliza tion Account allocated to the Class B-R Certificates on such Business Day

                                       31

         pursuant to subsection 4.6(h), (y) the amount, if any, allocated to be paid to the Class B-R Certificates pursuant to subsections 4.6(b)(iii) and (vi) or 4.6(c)(iii) or (vi) with respect to such Business Day and
         (z) the amount of Shared Principal Collections allocated to the Series 1993-2 Variable Funding Certificates in accordance with Section 4.11 on such Business Day (such sum, the "CLASS B-R DAILY PRINCIPAL AMOUNT") will be deposited into the Principal Account.

                  (f) Pursuant to Section 4.3(e), prior to the Amortization Period Commencement Date, and in accordance with Section 12 of the Revolving Certificate Purchase Agreement, the Transferor may, at its option (and under certain conditions shall), apply Shared Principal Collections, after certain prior applications with respect thereto pursuant to Section 4.3(e) of the Agreement, to make payments of principal or deposits to the Principal Account with respect to the Variable Funding Certificates. Such Shared Principal Collections allocated to the Variable Funding Certificates ("VFC Principal Collections") may be applied on each Business Day with respect to the Revolving Period, at the option of the Transferor and in an amount to be determined by the Transferor (which option shall be exercised under the circumstances described in Section 12 of the Revolving Certificate Purchase Agreement in the amount set forth therein), to make payments of principal or depos its to the Principal Account either for the benefit of the Class A-R Certificateholders or, if after giving effect to such payment, both (x) no Series 1993-2 Pay Out Event shall have occurred and be continuing and (y) the Class B-R Invested Amount shall not be less than the product of (1) the Subordination Percentage times (2) the Invested Amount, to the Class A-R Certificateholders and the Class B-R Certificate holders pro rata based on the Invested Amount of each such Class on such Business Day. The Transferor shall deposit such funds into the Principal Account and only make payments of such amounts from the Principal Account as described in Section 4.9(a)(i) of this Agreement.

                  (g) Notwithstanding the foregoing provisions of this Section 4.6, if any holder of a Class A-R Certificate does not elect to approve an Extension hereunder (an "EXITING INVESTOR CERTIFICATEHOLDER"), as provided in subsection 6.16(f) of this Agreement, on each Business Day after the 60th day prior to the Extension Date with respect to such Exiting Investor Certificateholder, the Servicer shall instruct the Trustee in writing to pay, and the Trustee, acting in accordance with such instructions, shall pay to the Exiting Investor Certificateholder an amount equal to the lesser of (i) the portion of the Class A-R Invested Amount represented by such Exiting Investor Certificateholder's Class A-R Certificateholders' Interest in effect on the Election Date and (ii) the amount of Shared Principal Collections allocable to the

                                       32

Investor Certificates pursuant to Section 4.3(e) of the Agreement on such Business Day. Upon making any such payment to such Exiting Investor Certificateholder, the Transferor may, at its option, apply amounts allocable to the Transferor pursuant to subsection 4.5(c) or allocable to the Transferor with respect to any other Transferor Retained Class pursuant to any other Supplement, to make a payment to the Class B-R Certificates in an amount not to exceed the amount which would cause the Class B-R Invested Amount to be equal to and not less than the product of (1) the Subor dination Percentage times (2) the new Invested Amount.

                  (h) On the first Business Day of the Amortization Period funds on deposit in the Equalization Account will be deposited in the Principal Account to the extent of the lesser of (x) the Invested Amount and (y) the product of (i) the product of (A) 100% minus the Transferor Percentage minus the fixed allocation percentage represented by any Transferor Retained Certificates and (B) the amount on deposit in the Equalization Account at the beginning of the Amortization Period and (ii) the Senior Equalization Account Percentage with respect to Series 1993-2. Any funds in the Equalization Account on any subsequent day will be allocated to the Class A-R Certificates to the extent that Default Amounts allocated to the Transferor Interest or adjustments as described in Section 3.8 of the Agreement would cause the Transferor Interest to be less than the Minimum Transferor Interest and, with respect to any credit adjustment, the Transferor has not made an Adjustment Payment to the Collection Account in an amount equal to the least of (i) the product of (A) such reduction below the Minimum Transferor Interest and (B) the Senior Equalization Account Percentage with respect to Series 1993-2, (ii) the product of (A) the amount of funds available in the Equalization Account and (B) the Senior Equalization Account Percentage and (iii) the Class A-R Adjusted Invested Amount. On any Determination Date that occurs during the Amortization Period and prior to the Class B-R Principal Payment Commencement Date on which a Class B-R Investor Charge-Off is recorded, funds in the Equalization Account shall be allocated to the Class A-R Certificates in an amount equal to the least of (i) the amount of such Class B-R Investor Charge-Off, (ii) the product of (A) the amount of funds available in the Equalization Account and (B) the Senior Equalization Account Percentage with respect to Series 1993-2 and (iii) the aggregate remaining Class A-R Adjusted Invested Amount. The amounts allocated in the preceding two sentences will be allocated, in accordance with written instructions from the Servicer, to the Class A-R Certificates in an amount not to exceed the Class A-R Invested Amount after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.6(e)(i)(w) and
(y). On and after the Class B-R Principal Payment Commencement Date any amounts remaining on deposit in the Equalization Account and allocated to

                                       33

the Series 1993-2 Certificates will be deposited in the Principal Account in an amount not to exceed the Class B-R Invested Amount after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.6(e)(ii)(w) and (y).

                  (i) Any application of funds pursuant to subsections 4.6(a)(x), (b)(x) or 4.6(d) shall not discharge the Transferor from its obligation to make any Adjustment Payment pursuant to Section 3.8 of the Agreement.

                  (j) The Transferor shall maintain the Class B-R Adjusted Invested Amount at an amount greater than zero at any time that the Class A-R Invested Amount is greater than zero.

                  Section 4.7 COVERAGE OF CLASS A-R REQUIRED AMOUNT FOR THE SERIES 1993-2 VARIABLE FUNDING CERTIFICATES. (a) On each Business Day, the Servicer shall determine the Class A-R Required Amount, if any.

                  (b) In the event that the Class A-R Required Amount for a Business Day is greater than zero, the Servicer shall reflect such positive Class A-R Required Amount on the Daily Report for such Business Day. To the extent that any amounts are on deposit in the Equalization Account on any Business Day, the Servicer shall apply Transferor Finance Charge Collections in an amount equal to the excess of (x) the product of (a) the Base Rate and (b) the product of (i) the amount on deposit in the Equalization Account and (ii) the number of days elapsed since the previous Business Day DIVIDED BY the actual number of days in such year OVER (y) the aggregate amount of all earnings since the previous Business Day available from the Cash Equivalents in which funds on deposit in the Equalization Account are invested in the manner specified in subsections 4.6(a)(i) through (v) and (vii) or during the Amortization Period in the manner specified in subsections 4.6(b)(i) through (v) or subsections 4.6(c)(i) through (v) and (vii), as applicable. To the extent of any remaining Class A-R Required Amount, the Servicer shall apply all or a portion of the Excess Finance Charge Collections of other Series with respect to such Business Day allocable to the Series 1993-2 Variable Funding Certificates in an amount equal to the remaining Class A-R Required Amount for such Business Day in the manner specified in subsections 4.6(a)(i) through (v) and (vii) or during the Amortization Period in the manner specified in subsections 4.6(b)(i) through (v) or subsections 4.6(c)(i) through (v) and (vii), as applicable. Excess Finance Charge Collections allocated to the Series 1993-2 Variable Funding Certificates for any Business Day shall mean an amount equal to the product of (x) Excess Finance Charge Collections available from all other Series for such Business Day and (y) a

                                       34

fraction, the numerator of which is the Class A-R Required Amount for such Business Day remaining after the application of Transferor Finance Charge Col lections and the denominator of which is the aggregate amount of shortfalls in re quired amounts or other amounts to be paid from Finance Charge Collections for all Series for such Business Day.

                           (c)  In the event that the Class A-R Required Amount
(excluding for purposes of this subsection (c) any remaining amount thereof arising due to shortfalls in the amounts payable pursuant to clause (v) of subsections 4.6(a), 4.6(b) and 4.6(c)) for such Business Day exceeds the amount of Transferor Finance Charge Collections and Excess Finance Charge Collections allocated thereto on such Business Day, a portion of the Principal Collections allocable to the Class B-R Certificates in an amount equal to the lesser of such excess and the product of (i)(x) during the Revolving Period, the Class B-R Floating Allocation Percentage or (y) during the Amortization Period, the Class B-R Fixed Allocation Percentage and (ii) the amount of Principal Collections in the Collection Account with respect to such Business Day shall be allocated to the Class A-R Certificates and applied on such Business Day in accordance with the provisions during the Revolving Period of subsections 4.6(a)(i) through (iv) and during the Amortization Period, in accordance with the provisions of subsections 4.6(b)(i) through (iv) or 4.6(c)(i) through (iv), as applicable, PROVIDED, HOWEVER, that with respect to amounts applied pursuant to subsections 4.6(a)(ii), (b)(ii) and (c)(ii), such amounts shall be applied only to the extent of the Class A-R Floating Allocation Percentage of the shortfall arising pursuant to such subsections (any such amount so applied, "REALLOCATED PRINCIPAL COLLECTIONS").

                  Section 4.8 PAYMENT OF CERTIFICATE INTEREST, FACILITIES COSTS AND CONVERSIONS AND CONTINUATION. (a) The Trustee, acting in accordance with instruc tions from the Servicer set forth in the Daily Report for such day, shall withdraw from amounts on deposit in the Interest Funding Account (and, if applicable, the Defeasance Account) and deposit in the Distribution Account (1) on each Distribution Date occurring on the last day of a Fixed Period for any LIBOR Rate Tranche, an amount equal to the amount of interest calculated in accordance with Section 14 of the Revolving Certificate Purchase Agreement accrued at the applicable Tranche Rate on the portion of the Class A-R Invested Amount invested in such LIBOR Rate Tranche, (2) on each Distribution Date arising pursuant to clause (iii) or (iv) of the definition thereof, the aggregate amount of interest calculat ed in accordance with Section 14 of the Revolving Certificate Purchase Agreement accrued at the applicable Tranche Rate for each Alternate Base Rate Tranche on all Alternate Base Rate Tranches occurring during the period from the immediately

                                       35

preceding Distribution Date for such Alternate Base Rate Tranches to the applicable Distribution Date, (3) on each Distribution Date occurring with respect to a Monthly Distribution Date, (A) the aggregate amount of interest calculated in accordance with Section 14 of the Revolving Certificate Purchase Agreement accrued at the Alternate Base Rate for each Alternate Base Rate Tranches during the period from the immediately preceding Distribution Date for such Alternate Base Rate Tranches to the applicable Distribution Date, and (B) the Facilities Costs accrued with respect to the preceding Monthly Period and Class B-R Interest accrued for each day during the preceding Monthly Period, and
(4) on each Distribution Date arising pursuant to clause (iii) of the definition thereof, all interest accrued at the applicable Tranche Rate for the portion of the Class A-R Invested Amount invested in any outstanding LIBOR Rate Tranche (together with any Facilities Costs assessed with respect thereto) (whereupon the Fixed Period for such LIBOR Rate Tranche will be deemed to have ended); PROVIDED, HOWEVER, that amounts payable pursuant to clauses (2) and (3) hereof shall be determined after giving effect to any deposits made with respect thereto pursuant to clauses (1) through (4) above. On each Distribution Date, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to
(x) the Class A-R Certificateholders from the Distribution Account such amount deposited into the Distribution Account on such day or on the related Transfer Date or last day of a Fixed Period allocable thereto pursuant to Section 4.6 or otherwise and (y) the Class B-R Certificateholders from the Distribution Account the amount deposited into the Distribution Account on the related Transfer Date allocable thereto pursuant to Section 4.6.

                  (b) In conjunction with Section 9 of the Revolving Certificate Purchase Agreement, the Transferor shall initially allocate all or any portion of the Class A-R Invested Amount in an Alternate Base Rate Tranche or a LIBOR Rate Tranche with respect to the applicable initial Fixed Periods. In conjunction with Section 10 of the Revolving Certificate Purchase Agreement, the Transferor will have the option on any day, to convert all or part of an Alternate Base Rate Tranche to a LIBOR Rate Tranche and, on the last day of any Fixed Period of a LIBOR Rate Tranche to convert all or any part of such LIBOR Rate Tranche to an Alternate Base Rate Tranche and/or to continue all or any part of such LIBOR Rate Tranche as a new LIBOR Rate Tranche the Fixed Period for which will commence on the last day of such prior Fixed Period; PROVIDED, HOWEVER, that (i) each conversion or continua tion of Tranche will be made ratably among the Revolving Purchasers in accordance with the respective amounts of the Funded Revolving Purchases comprising the converted or continued Tranche;
(ii) if less than all the outstanding amount of any Tranche will be converted or continued, the aggregate amount of such Tranche converted or continued will be in an integral multiple of $500,000 and in a minimum

                                       36

principal amount of $1,000,000; (iii) no outstanding LIBOR Rate Tranche may be continued as a LIBOR Rate Tranche, and no outstanding Alternate Base Rate Tranche may be converted into a LIBOR Rate Tranche, at any time that a Pay Out Event has occurred and is continuing; and (iv) there shall not be more than four separate LIBOR Rate Tranches outstanding at any one time. Whenever the Trans feror wishes to convert and/or continue a Tranche, the Transferor shall give the Facility Agent notice (a) in the case of a conversion to an Alternate Base Rate Tranche, not later than one Business Day prior to the proposed conversion or continuation date, and (b) in the case of a conversion to or continuation of a LIBOR Rate Tranche, three Business Days before such proposed conversion or continuation date. If the Transferor shall not have delivered a timely notice of conversion or continuation with respect to any Tranche, such Tranche shall, at the end of the Fixed Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be converted into or continued as an Alternate Base Rate Tranche.

                  Section 4.9       PAYMENT OF CERTIFICATE PRINCIPAL.

                  (a) (i) On the Transfer Date preceding each Distribution Date with respect to the Revolving Period, the Trustee, in accordance with the instruc tions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account an amount equal to the amount deposited in the Principal Account pursuant to subsection 4.6(f), and on each Distribution Date with respect to the Re volving Period, the Paying Agent shall pay in accordance with Section 5.1 to the Class A-R Certificateholders and, to the extent so provided pursuant to subsection 4.6(f), the Class B-R Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date; PROVIDED, HOWEVER, that, at the option of the Transferor and to the extent specified in the Daily Report, such amounts on deposit in the Prin cipal Account may, on any Business Day prior to such Transfer Date, be applied to the purchase of VFC Additional Invested Amounts if the conditions precedent thereto pursuant to Section 6.15 of the Agreement and Section 22 of the Revolving Certificate Purchase Agreement have been met on such Business Day and the Transferor has delivered an Officer's Certificate to such effect to the Trustee and the Servicer.

                           (ii) On the Transfer Date preceding each Distribution Date falling in the Amortization Period, the Trustee, acting in accordance with in structions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account

                                       37

         an amount equal to the lesser of the Class A-R Invested Amount and the amount on deposit in the Principal Account allocable to the Series 1993-2 Variable Funding Certificates. On each Distribution Date falling in the Amortization Period, the Paying Agent shall pay in accordance with Section 5.1 to the Class A-R Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.

                  (b) On the Transfer Date preceding the Class B-R Principal Payment Commencement Date and each Distribution Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account an amount equal to the lesser of the Class B-R Invested Amount and the amount on deposit in the Principal Account allocable to the Series 1993-2 Variable Funding Certificates (after giving effect to transfers pursuant to Section 4.9(a)). On the Class B-R Principal Payment Commencement Date, after the payment of any principal amounts to the Class A-R Certificates on such day, and on each Distribu tion Date thereafter until the Class B-R Invested Amount is paid in full, the Paying Agent shall pay (i) in accordance with Section 5.1 to the Class B-R Certificate holders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date and (ii) in accordance with Section 5.1 (as if the final distribution) to the Class A-R Certificateholders from the Defeasance Account the lesser of any remaining Class A-R Invested Amount (after giving effect to clause (i) above) and the amount on deposit in the Defeasance Account.

                  Any amounts remaining in the Principal Account and allocable to the Series 1993-2 Variable Funding Certificates, after the Class B-R Invested Amount has been paid in full, will be treated as Shared Principal Collections and applied in accordance with Section 4.3(e) of the Agreement.

                  Section 4.10 INVESTOR CHARGE-OFFS. (a) If, on any Determination Date with respect to a Distribution Date on or prior to the Class B-R Principal Payment Commencement Date the aggregate Investor Default Amount, if any, for each Business Day in the preceding Monthly Period exceeded the aggregate amount of Finance Charge Collections applied to the payment thereof pursuant to subsection 4.6(a)(iii) of the Agreement during the Revolving Period or 4.6(b)(iii) or 4.6(c)(iii) of the Agreement, as applicable, during the Amortization Period and the amount of Transferor Finance Charge Collections, Excess Finance Charge Collections and Reallocated Principal Collections allocated thereto pursuant to subsections 4.7(b) and (c) of the Agreement, the Class B-R Invested Amount will be reduced (without duplication of any reduction pursuant to the last sentence of subsection 4.7(c)) by the

                                       38

amount by which such aggregate Investor Default Amount exceeds the amount applied with respect thereto during such preceding Monthly Period (a "CLASS B-R INVESTOR CHARGE-OFF"). To the extent that on any subsequent Business Day VFC Additional Amounts are purchased pursuant to Section 6.15, the Holder of the Class B-R Certificates shall first deposit into the Equalization Account an amount equal to the aggregate amount of Class B-R Investor Charge-Offs on such Business Day and then shall purchase any other Class B-R Invested Amount pursuant to Section 6.15. To the extent that on any subsequent Business Day there is a remaining positive balance of Finance Charge Collections on deposit in the Collection Account after giving effect during the Revolving Period to subsections 4.6(a)(i) through (v) of the Agreement or during the Amortization Period to subsections 4.6(b)(i) through (v) or subsections 4.6(c)(i) through (v) of the Agreement, as applicable, the Servicer will apply such excess Finance Charge Collections as provided in subsection 4.6(a)(vi) of the Agreement during the Revolving Period or subsection 4.6(b)(vi) or 4.6(c)(vi) of the Agreement, as applicable, during the Amortization Period to reimburse the aggregate amount of Class B-R Investor Charge-Offs not previously reimbursed, up to the amount so available.

                  (b) In the event that any such reduction of the Class B-R Invested Amount would cause the Class B-R Invested Amount to be a negative number, the Class B-R Invested Amount will be reduced to zero, and the Class A-R Invested Amount will be reduced by the amount by which the Class B-R Invested Amount would have been reduced below zero, but not more than the aggregate Investor Default Amount for such Monthly Period (a "CLASS A-R INVESTOR CHARGE-OFF"). To the extent that on any subsequent Business Day there is a positive balance of Finance Charge Collections on deposit in the Collection Account after giving effect to subsections 4.6(a)(i) through (iii) of the Agreement during the Revolving Period or subsections 4.6(b)(i) through (iii) or 4.6(c)(i) through (iii) of the Agreement, as applicable, during the Amortization Period, the Servicer will apply such available Finance Charge Collections as provided in subsection 4.6(a)(iv) of the Agreement during the Revolving Period or subsection 4.6(b)(iv) or 4.6(c)(iv) of the Agreement, as applicable, during the Amortization Period to reimburse the aggregate amount of Class A-R Investor Charge-Offs not previously reimbursed, up to the amount so available.

                  Section 4.11 SHARED PRINCIPAL COLLECTIONS. Shared Principal Collections allocated to the Series 1993-2 Variable Funding Certificates and to be applied pursuant to subsection 4.6(e)(i)(z) and 4.6(e)(ii)(z) for any Business Day with respect to the Amortization Period shall mean an amount equal to the product of (x) Shared Principal Collections for all Series for such Business Day and (y) a

                                       39

fraction, the numerator of which is the Principal Shortfall for the Series 1993-2 Variable Funding Certificates for such Business Day and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Business Day. For any Business Day with respect to the Revolving Period, Shared Principal Collec tions allocated to cover Principal Shortfalls with respect to the Series 1993-2 Variable Funding Certificates shall be zero.

                  SECTION 8. ARTICLE V OF THE AGREEMENT. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 1993-2 Variable Funding Certificates:


                                    ARTICLE V

                      DISTRIBUTIONS AND REPORTS TO INVESTOR
                               CERTIFICATEHOLDERS

                  Section 5.1 DISTRIBUTIONS. (a) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement or Daily Report, as applicable, delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c) of the Agreement or (b), as applicable,) to each Class A-R Certificateholder of record on the preceding Record Date (other than as pro vided in subsection 2.4(d) or in Section 12.3 of the Agreement respecting a final distribution) such Certificateholder's PRO RATA share (based on the aggregate Undivided Interests represented by Class A-R Certificates held by such Certificate holder) of amounts on deposit in the Distribution Account as are payable to the Class A-R Certificateholders pursuant to Sections 4.8 and 4.9 hereof by wire transfer to an account or accounts designated by such Class A-R Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Dis tribution Date PROVIDED, HOWEVER, that the final payment in retirement of the Class A-R Certificates will be made only upon presentation and surrender of the Class A-R Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3 of the Agreement.

                  (b) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class B-R Certificate holder of record on the preceding Record Date (other than as provided in subsection 2.4(d) or in Section 12.3 respecting a final distribution) such Certificateholder's PRO RATA share (based on the aggregate Undivided Interests represented by Class B-R

                                       40

Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class B-R Certificateholders pursuant to Sections 4.8 and 4.9 hereof by wire transfer, to an account or accounts designated by such Class B-R Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; PROVIDED, HOWEVER, that the final payment in retirement of the Class B-R Certificate will be made only upon presentation and surrender of the Class B-R Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

                  Section 5.2 MONTHLY CERTIFICATEHOLDERS' STATEMENT. (a) On each Distribution Date, the Paying Agent shall forward to each Certificateholder and the Rating Agency a statement substantially in the form of Exhibit D prepared by the Servicer and delivered to the Trustee and the Paying Agent on the preceding Deter mination Date setting forth the following information (which, in the case of (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Certificate and, in the case of (ix) and (x), shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Certificate), along with a copy to each Certificateholder of each monthly statement relating to any other outstanding Series:

                  (i) the total amount distributed;

                  (ii) the amount of such distribution allocable to Certificate Principal;

                  (iii) the amount of such distribution allocable to Certificate Interest;

                  (iv) the amount of Principal Collections received in the Collection Account during the preceding Monthly Period and the three preceding Monthly Periods allocated in respect of the Class A-R Certificates and the Class B-R Certificates, respectively;

                  (v) the amount of Finance Charge Collections processed during the three preceding Monthly Periods and allocated in respect of the Class A-R Certificates and the Class B-R Certificates, respectively;

                  (vi) the aggregate amount of Principal Receivables, the Invested Amount, the Class A-R Invested Amount, the Class B-R Invested Amount, the Floating Allocation Percentage and, during the Amortization

                                       41

         Period, the Class A-R Fixed Allocation Percentage or Class B-R Fixed Allo cation Percentage, as applicable, with respect to the Principal Receivables in the Trust as of the end of the day on the Record Date;

                           (vii) the aggregate outstanding balance of Accounts which are current, current/delinquent, 30, 60, 90, 120, 150 and 180 days delinquent as of the end of the day on the Record Date;

                           (viii) the aggregate Investor Default Amount and the Default Amount for the preceding Monthly Period and the three preceding Monthly Periods;

                           (ix) the aggregate amount of Class A-R Investor Charge-Offs and Class B-R Investor Charge-Offs for the related Monthly Period;

                  (x) the aggregate amount of the accrued Investor Servicing Fees for the three preceding Monthly Periods;

                  (xi) the Portfolio Yield and the weighted average of the Base Rates for the three preceding Monthly Periods;

                  (xii) the amount paid on the Interest Rate Cap;

                  (xiii) the amount of Automatic Additional Accounts (and the applicable portion for each paragraph of the definition thereof) and Supplemental Accounts added to the Trust during the Measuring Period ended on the last day of the preceding Monthly Period;

                  (xiv) gross losses and recoveries for all receivables owned or serviced by SRI during the related Monthly Period;

                  (xv) the amount of credit adjustments and the payment rate for the related Monthly Period for all Receivables owned or serviced by SRI;

                  (xvi) the Invested Amount of each Series then outstanding;

                  (xvii) the Transferor Interest, the Minimum Transferor Interest, the Retained Interest and the Minimum Retained Interest at the end of the related Monthly Period; and

                                       42

                  (xviii) the Aggregate Principal Receivables, the amount on deposit in the Equalization Account and the Minimum Aggregate Principal Receivables at the end of the related Monthly Period.

                  (b) ANNUAL CERTIFICATEHOLDERS' TAX STATEMENT. On or before January 31 of each calendar year, beginning with calendar year 1994, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Series 1993-2 Certificateholder, a statement prepared by the Servicer contain ing the information required to be contained in the regular monthly report to Series 1993-2 Certificateholders, as set forth in subclauses (i), (ii) and (iii) above, aggre gated for such calendar year or the applicable portion thereof during which such Person was a Series 1993-2 Certificateholder, together with such other customary information (consistent with the treatment of the Certificates as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Series 1993-2 Certificate holders to prepare their tax returns. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

                  SECTION 9. SERIES 1993-2 PAY OUT EVENTS. The Pay Out Events which can cause the commencement of the Amortization Period with respect to the Series 1993-2 Variable Funding Certificates include the Trust Pay Out Events described in Section 9.1 of the Agreement and the Series 1993-2 Pay Out Events described in the following sentence. If any one of the following events shall occur with respect to the Series 1993-2 Variable Funding Certificates:

                  (a) failure on the part of the Transferor (i) to make any payment or deposit required to be made by the Transferor by the terms of (A) the Agreement, the Revolving Certificate Purchase Agreement other than as covered by
(j) below or (B) this Series Supplement, on or before the date occurring five Business Days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agree ments of the Transferor set forth in the Agreement, the Revolving Certificate Pur chase Agreement other than as covered by (j) below or this Series Supplement, which failure has a material adverse effect on the Series 1993-2 Certificateholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Required Revolving Purchasers, and continues to affect materially and adversely the interests of the Series 1993-2 Certificateholders for such period;

                                       43

                  (b) any representation or warranty made by the Transferor in the Agreement, the Revolving Certificate Purchase Agreement other than as covered by (j) below or this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to Section 2.1 or 2.6 of the Agreement, (i) shall prove to have been incorrect in any material re spect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Required Revolving Purchasers, and (ii) as a result of which the interests of the Series 1993-2 Certificateholders are materially and adversely affected and continue to be materially and adversely affect ed for such period; PROVIDED, HOWEVER, that a Series 1993-2 Pay Out Event pursuant to this subsection 9(b) shall not be deemed to have occurred hereunder if the Transferor has assigned a zero balance to an Ineligible Receivable or has made a deposit to the Equalization Account with respect thereto as required by subsection 2.4(d) of the Agreement or has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

                  (c) the average of the Portfolio Yields for any three consecutive Monthly Periods is reduced to a rate which is less than the weighted average of the Base Rates for such three consecutive Monthly Periods;

                  (d) (i) the Transferor Interest shall be less than the Minimum Transferor Interest, (ii) the Retained Interest is less than the Minimum Retained Interest or (iii) the amount of Principal Receivables in the Trust and the amount on deposit in the Equalization Account shall be less than the Minimum Aggregate Principal Receivables, in each case for 15 consecutive days;

                  (e) any Servicer Default shall occur which would have, or would reasonably be expected to have, a material adverse effect on the Series 1993-2 Certificateholders;

                  (f) failure on the part of the Servicer to deliver the Daily Report or Settlement Statement to the Trustee when due, which failure continues for a period of five Business Days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given by the Trustee to the Servicer;

                                       44

           (g) the Class B-R Invested Amount shall be less than 3% of the aggregate outstanding principal amount of the Class A-R Certificates and the Class B-R Certificates for five consecutive Business Days;

                  (h) the provider of the Interest Rate Cap shall have been downgraded and a replacement Interest Rate Cap shall not have been obtained within 60 days;

                  (i) failure on the part of the Servicer duly to observe or perform in any respect any covenants or agreements of the Servicer set forth in the Agreement (other than those set forth in subsection 10.1(a) thereof), which has a material adverse effect on the Investor Certificateholders of the Class A-R Series 1993-2 Variable Funding Certificates and which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, has been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Required Revolving Purchasers and continues to materially adversely affect the Class A-R Series 1993-2 Certificateholders for such period; or the Servicer shall delegate its duties under the Agreement, except as permitted by Section 8.7 thereof; or any representation, warranty or certification made by the Servicer in the Agreement or in any certificate delivered pursuant to the Agreement shall prove to have been incorrect when made, which has a material adverse effect on the Class A-R Series 1993-2 Certificateholders and which continues to be incorrect in any material respect for a period of 45 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Re quired Revolving Purchasers and continues to materially adversely affect such Series 1993-2 Variable Funding Certificateholders for such period; and

                  (j) (i) failure to pay on a Distribution Date to any Revolving Purchaser the full amount of Commitment Fees or other Facilities Costs which have accrued for the immediately preceding Monthly Period (it being understood that, solely for purposes of this clause (j), Facilities Costs other than Commitment Fees and facility agent fees (if any) shall not be deemed to accrue until the day that is 30 days after the date on which the Transferor receives notice that such Facilities Costs are owing and a statement of such Facilities Costs); or (ii) failure to pay on a Distribution Date to any Revolving Purchaser the full amount of Yield that is due and payable on such Distribution Date, which failure to pay is not cured within 30 days (and, for such purpose, the first funds applied towards payment of Yield after such a failure to pay shall be deemed to be applied to the delinquent amount and, upon payment, to cure any such existing delinquency);

                                       45

then, in the case of any event described in subparagraph (a), (b), (e), (f), (i) or (j) after the applicable grace period, if any, set forth in such subparagraphs or below, either the Trustee or the Required Revolving Purchasers by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Certifi cateholders) may declare that a pay out event (a "Series 1993-2 Pay Out Event") has occurred as of the date of such notice, and in the case of any event described in subparagraphs (c), (d), (g) or (h), a Series 1993-2 Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Series 1993-2 Certificate holders immediately upon the occurrence of such event.

                  Notwithstanding the foregoing, a delay in or failure of performance referred to in subsection 9(f) or (i) for a period of 60 days (less the applicable grace periods specified in such subsections), shall not constitute a Series 1993-2 Pay Out Event if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion, riot or sabotage, epidemics, landslides, lightning, fire, hurricanes, tornadoes, earth quakes, nuclear disasters or meltdowns, floods, power outages, computer failure or similar causes. The preceding sentence shall not relieve the Servicer from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Trustee, any Enhancement Provider, the Transferor and the Holders of Investor Certificates with an Officer's Certificate giving prompt notice of such failure or delay by it, together with a description of the cause of such failure or delay and its efforts so to perform its obligations.

                  SECTION 10. ARTICLE VI OF THE AGREEMENT. Article VI (except for Sections 6.1 through 6.14 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1993-2 Variable Funding Certificates:

                  Section 6.15 VFC ADDITIONAL INVESTED AMOUNTS. The Holders of the Class A-R Certificates and the Holders of the Class B-R Certificates agree, by acceptance of the Class A-R Certificates and the Class B-R Certificates, respectively, that the Transferor may from time to time prior to the Amortization Period Commencement Date for the Variable Funding Certificates require upon satisfaction of the conditions set forth in Section 22 of the Revolving Certificate Purchase Agreement that such Certificateholders acquire as of any Business Day additional undivided interests in the Trust in specified amounts (such amounts, respectively, the "VFC ADDITIONAL CLASS A-R INVESTED AMOUNT" and the "VFC ADDITIONAL CLASS B-R INVESTED AMOUNT," and, collectively, the "VFC ADDITIONAL INVESTED AMOUNTS"). The

                                       46

VFC Additional Invested Amounts on any Business Day shall not exceed an amount equal to the excess of the aggregate amount of Principal Receivables and amounts on deposit in the Equalization Account (other than investment earnings thereon) over the greater of (a) the sum of (i) the aggregate Invested Amount of each Series then outstanding as of such day including the Variable Funding Certificates (prior to the addition of such VFC Additional Invested Amount) minus amounts on deposit in the principal funding account for any Series, if any, and (ii) the Minimum Transferor Interest as of such day or (b) the Minimum Aggregate Principal Receivables. The VFC Additional Class A-R Invested Amount on any Business Day shall not exceed an amount equal to the excess of the Commitment Amount over the Class A-R In vested Amount (prior to the addition of such VFC Additional Class A-R Invested Amount). Each Class A-R Certificateholder's obligation to acquire any VFC Addi tional Class A-R Invested Amount is conditioned on the Class B-R Invested Amount after any such purchase representing not less than the Subordination Percentage of the Invested Amount on such Business Day after the purchase of VFC Additional Invested Amounts on such Business Day. If the Holders of the Class A-R Certifi cates acquire such additional interest, then in consideration of such Holder's pay ments of the VFC Additional Class A-R Invested Amount, the Servicer shall appro priately note such VFC Additional Class A-R Invested Amount on the related Daily Report and direct the Trustee to pay to the Transferor such VFC Additional Invested Amounts, and the Invested Amount of the Class A-R Certificates will be equal to the Invested Amount of the Class A-R Certificates stated in such Daily Report.

                  Subject to the terms and conditions of this Agreement and the Revolving Certificate Purchase Agreement and relying upon the representations and warranties set forth in the Agreement, each Class A-R Certificateholder by accep tance of its Class A-R Certificate severally agrees to purchase VFC Additional Class A-R Invested Amounts from time to time on or after the Closing Date until the Amortization Period Commencement Date in accordance with the terms hereof, in an amount such that the Class A-R Invested Amount at any time shall not exceed the lesser of (i) the Commitment Amount at such time and (ii) the Borrowing Base at such time (after giving effect to the related increment in the Class B-R Invested Amount).

                  Each purchase of VFC Additional Class A-R Invested Amounts shall be made by the Class A-R Certificateholders ratably in accordance with their respective Commitment Percentages; PROVIDED, HOWEVER, that the failure of any Class A-R Certificateholder to purchase any VFC Additional Class A-R Invested Amount shall not in itself relieve any other Class A-R Certificateholder of its obligation to purchase any VFC Additional Class A-R Invested Amount hereunder (it being

                                       47

understood, however, that no Class A-R Certificateholder shall be responsible for the failure of any other Class A-R Certificateholder to purchase any VFC Additional Class A-R Invested Amount required to be purchased by such other Class A-R Certificateholder). The purchase of any VFC Additional Class A-R Invested Amount shall be in an aggregate principal amount that is not less than
(i) in the case of any LIBOR Rate Tranche, $1,000,000 and increments of $500,000 in excess thereof, and (ii) in the case of any Alternate Base Rate Tranche $1,000,000 and shall be in an integral multiple of $500,000.

                  The outstanding amounts of any VFC Additional Class A-R Invested Amount purchased by each Class A-R Certificateholder shall be evidenced by a Class A-R Certificate to be issued on the Closing Date substantially in the form of EXHIBIT A hereto. Each Class A-R Certificateholder shall and is hereby authorized to record on the grid attached to its Class A-R Certificate (or at such Class A-R Certificateholder's option, in its internal books and records) the date and amount of any VFC Additional Class A-R Invested Amount purchased by it, and each repay ment thereof; PROVIDED that failure to make any such recordation on such grid or any error in such grid shall not adversely affect such Class A-R Certificateholder's rights with respect to its Class A-R Invested Amount and its right to receive interest pay ments in respect of the Class A-R Invested Amount held by such Class A-R Certificateholder.

                  The Class B-R Invested Amount shall be maintained by the Class B-R Certificateholder in an amount not less than $1,000. The Class B-R Certificateholder by acceptance of its Class B-R Certificate agrees that it shall be deemed to purchase VFC Additional Class B-R Invested Amounts at the same time as the Class A-R Certificateholders purchase any VFC Additional Class A-R Invested Amounts, in an amount equal to seven-eighteenths (7/18ths) of the VFC Additional Class A-R Invested Amount.

                  Section 6.16 EXTENSION. (a) If a Pay Out Event has not occurred or has occurred but has been waived or remedied on or before the 30th Business Day preceding the Extension Date, the Transferor, in its sole discretion, may deliver to the Trustee on or before such date a notice substantially in the form of Exhibit B (the "EXTENSION NOTICE") to this Variable Funding Supplement. The Trustee shall deliver a copy of the Extension Notice and all documents annexed thereto to the Investor Certificateholders of record on the date of receipt thereof. The Transferor shall state in the Extension Notice that it intends to extend the Revolving Period until the later Amortization Period Commencement Date set forth in the Extension Notice. The Extension Notice shall also set forth the next Extension Date. The following

                                       48

documents shall be annexed to the Extension Notice: (i) a form of the Opinion of Counsel addressed to the Transferor and the Trustee to the effect that despite the Extension the Trust will not be treated as an association taxable as a corporation (the "EXTENSION TAX OPINION"); (ii) a form of the Opinion of Counsel addressed to the Transferor and the Trustee (the "EXTENSION OPINION") to the effect that (A) the Transferor has the corporate power and authority to effect the Extension, and (B) the Extension has been duly authorized by the Transferor; and (iii) a form of Investor Certificateholder Election Notice substantially in the form of Exhibit C (the "ELECTION NOTICE") to this Variable Funding Supplement. In addition, the Extension Notice shall state that any Investor Certificateholder electing to approve the Extension must do so on or before the Election Date (as defined below) by returning the annexed Election Notice properly executed to the Trustee in the manner described below. The Extension Notice shall also state that an Investor Certificateholder may withdraw any such election in whole or in part on or before the Election Date, and the Transferor, in its sole discretion, may, prior to the Election Date, withdraw its election to extend the Revolving Period. Any Holder that elects to approve an Extension hereunder shall deliver a duly executed Election Notice to the Trustee at the address designated in the Extension Notice on or before 3:00 p.m., New York City time, on or before the fifth Business Day preceding the Extension Date (such Business Day constituting the "Election Date").

                  (b) No Extension shall occur until prior satisfaction of the following conditions at the close of business on the Election Date: (i) no Pay Out Event shall have occurred and be continuing, (ii) there shall have been delivered to the Trustee (A) the Extension Tax Opinion and the Extension Opinion, each addressed to the Trustee and (B) written confirmation from the Rating Agency rating the Class A-R Variable Funding Certificates that the Extension will not cause such Rating Agency to lower its rating below "AAA" or withdraw its ratings of such Class A-R Certificates, (iii) all of the holders of the Class A-R Certificates shall have elected to approve the Extension by returning to the Trustee on or before the Election Date the executed Election Notice annexed to the Extension Notice delivered to such Class A-R Certificateholders pursuant to subsection 6.16(a) of the Agreement, and (iv) the holders of a specified minimum amount of Outstanding Class B-R Certificates shall have elected to approve of the Extension by returning to the Trustee on or before the Election Date the executed form of Election Notice an nexed to the Extension Notice delivered to such Class B-R Certificateholders pursuant to subsection 6.16(a) of the Agreement. No Extension pursuant to this Section 6.16 shall occur unless all of the Holders of the Class B-R Certificates shall agree to the Extension pursuant to the terms of the applicable Extension Notice. If not all of the Class A-R Certificateholders give written notice of such agreement,

                                       49

then the Transferor shall re-notify the Class A-R Certificateholders willing to so extend in writing that one or more Class A-R Certificateholders have declined to so extend and such remaining Class A-R Certificateholders willing to extend have the option of extending only for such Class A-R Certificateholders so consenting to such extension and the outstanding Invested Amount of such non-extending Class A-R Certificateholders shall not be extended. If no Revolving Purchasers so consent to an extension, then the Commitment Termination Date shall not be so extended. If, by the close of business on the Election Date, all of the conditions stated in this subsection 6.16(b) of the Agreement have not been satisfied and all such documents delivered to the Trustee pursuant to this subsection 6.16(b) of the Agreement are not in form satisfactory to it, or if the Transferor has notified the Trustee, prior to the Election Date, that the Transferor has exercised its right to withdraw its election of an Extension, no Extension shall occur.

                           (c)  The execution by the required number of Investor
Certificateholders of the applicable Election Notice and return thereof to the Trustee by the required date and time, the continued election by the Transferor to extend the Revolving Period at the Election Date, and the compliance with all of the provisions of this Section 6.16, shall evidence an extension or renewal of the obligations represented by the Investor Certificates delivered in exchange therefor, and not a novation or extinguishment of such obligations or a substitution with respect thereto.

                  SECTION 11. SERIES 1993-2 TERMINATION. The right of the Series 1993-2 Variable Funding Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 1993-2 Termination Date.

                  SECTION 12. PERIODIC FINANCE CHARGES AND OTHER FEES. The Transferor hereby agrees that, except as otherwise required by any Requirement of Law, or as is deemed by the Transferor to be necessary in order for the Transferor to maintain its credit card business, based upon a good faith assessment by the Transferor, in its sole discretion, of the nature of the competition in the credit card business, it shall not at any time reduce the Periodic Finance Charges assessed on any Receivable or other fees on any Account if, as a result of such reduction, the Transferor's reasonable expectation of the Portfolio Yield as of such date would be less than 10%.

                  SECTION 13. LEGENDS; TRANSFER AND EXCHANGE; RESTRICTIONS ON TRANSFER OF SERIES 1993-2 VARIABLE FUNDING CERTIFICATES.

                                       50

                  (a) Each Series 1993-2 Variable Funding Certificate will bear a legend substantially in the following form:

                  THIS CERTIFICATE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. EACH HOLDER OF THIS CERTIFICATE AGREES FOR THE BENEFIT OF SRI RECEIVABLES PURCHASE CO., INC. THAT (A) NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (2) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS, OR (3) TO THE TRANSFEROR, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PUR CHASER OF THIS NOTE FROM IT OF THE TRANSFER RESTRIC TIONS REFERRED TO ABOVE.

                  EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF SRI RECEIVABLES PURCHASE CO., INC. THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN
         SECTION 4975 (E) (1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

                  (b) Upon surrender for registration of transfer of any Series 1993-2 Variable Funding Certificate at the office of the Transfer Agent and Registrar, accompanied by a certification by the Series 1993-2 Variable Funding Certificate holder substantially in the form attached as Exhibit D and by a written instrument of

                                       51

transfer in the form approved by the Transferor and the Trustee (it being understood that, until notice to the contrary is given to Series 1993-2 Variable Funding Certificateholders, the Transferor and the Trustee shall each be deemed to have approved the form of instrument of transfer, if any printed on any definitive Series 1993-2 Variable Funding Certificate), executed by the registered owner, in person or by such Series 1993-2 Variable Funding Certificateholder's attorney thereunto duly authorized in writing, such Series 1993-2 Variable Funding Certificate shall be trans ferred upon the register, and the Transferor shall execute, and the Trustee shall au thenticate and deliver, in the name of the designated transferees one or more new registered Series 1993-2 Variable Funding Certificates of any authorized denomina tions and of a like aggregate principal amount and tenor. Transfers and exchanges of Series 1993-2 Variable Funding Certificates shall be subject to such restrictions as shall be set forth in the text of the Series 1993-2 Variable Funding Certificates and such reasonable regulations as may be prescribed by the Transferor. Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register.

                  SECTION 14. SUCCESSOR TRUSTEE. Section 11.7 of the Agreement shall read in its entirety as provided in the Agreement and, in addition, the following sentence shall be added to the end of subsection 11.7(c) of the Agreement and shall be applicable only to the Series 1993-2 Variable Funding
Certificates: "Any successor trustee appointed pursuant to this Section 11.7 shall be subject to the written consent of the Facility Agent (which consent shall not be unreasonably withheld)."

                  SECTION 15. NOTICE TO FACILITY AGENT. A copy of each notice, demand, direction, report, Officer's Certificate or other certificate, election and opinion required to be sent or delivered to the Rating Agency or the Trustee shall also be sent or delivered and, in the case of opinions, shall be addressed to the Facil ity Agent.

                  The Transferor shall give prompt notice to the Facility Agent (if not otherwise provided for in the Pooling and Servicing Agreement or this Variable Funding Supplement) of any deposit made pursuant to subsection 2.4(d) or 3.8(a) of the Pooling and Servicing Agreement, any change in Charge Account Agreements or Credit and Collection Policy pursuant to subsection Section 2.5(c) of the Agreement or Section 16 of this Variable Funding Supplement that constitutes a change to the Charge Account Agreements, any transfer pursuant to subsection 2.5(f) of the Agree ment and any circumstance contemplated by subsection 3.1(c) of the Agreement. The Servicer shall give prompt notice to the Facility Agent of any change in the

                                       52

depositary holding the Collection Account pursuant to subsection 4.2(a) of the Agreement, and the Trustee shall give prompt notice to the Facility Agent of the appointment or change of any Paying Agent pursuant to Section 6.6 of the Agreement and any merger, conversion or consolidation of the Trustee as contem plated by Section 11.9 of the Agreement.

                  SECTION 16. CHARGE ACCOUNT AGREEMENTS AND CREDIT AND COLLECTION POLICIES. Section 2.5(c) of the Agreement shall read in its entirety as set forth below and as so amended and restated shall be applicable only with respect to the Series 1993-2 Variable Funding Certificates: "The Transferor shall comply with and perform its obligations and shall cause the Originators to comply with and perform their obligations under the Charge Account Agreements relating to the Accounts and the Credit and Collection Policy except insofar as any failure to comply or perform would not materially and adversely affect the rights of the Trust or the Certifi cateholders hereunder or under the Certificates. The Transferor may change the terms and provisions of the Charge Account Agreements or the Credit and Collection Policy in any respect (including, without limitation, the reduction of the required minimum monthly payment, the calculation of the amount, or the timing, or charge offs and the periodic finance charges and other fees to be assessed thereon) only if such change (i) would not, in the reasonable belief of the Transferor, cause, immedi ately or with the passage of time, a Series 1993-2 Pay Out Event to occur, (ii)
(A) if it owns a comparable segment of charge card accounts, such change is made applicable to the comparable segment of the revolving credit card accounts owned by the Transferor, if any, which have characteristics the same as, or substantially similar to, the Accounts that are the subject of such change and
(B) if it does not own such a comparable segment, it will not make any such change with the intent to materially benefit the Transferor or any Originator over the Investor Certificateholders, except as otherwise restricted by an endorsement, sponsorship, or other agreement between the Transferor and an unrelated third party or by the terms of the Charge Account Agreements, and
(iii) if the Servicer is servicing charge card accounts owned by an unrelated third party, such change would not result in the Servicer's applying a materially higher standard of care to the servicing of such accounts than it applies under this Agreement."

                  SECTION 17.       [Reserved]

                  SECTION 18.       [Reserved]

                  SECTION 19. AUTOMATIC ADDITIONAL ACCOUNTS. The Transferor shall not elect to terminate or suspend the inclusion of Automatic Additional Accounts

                                       53

without the prior written consent of the Facility Agent acting on behalf of the Required Revolving Purchasers.

                  SECTION 20. ACTIONS BY FACILITY AGENT. The Facility Agent shall have no obligation hereunder to grant any consent or approval, to give any direction or to take any discretionary action unless and until it has been directed to do so by the Revolving Purchasers or the requisite percentage or number of Revolving Purchasers as provided in the Revolving Certificate Purchase Agreement.

                  SECTION 21. SUCCESSOR SERVICER. Section 10.2 of the Agreement shall read in its entirety as provided in the Agreement and, in addition, the following sentence should be inserted in the fifteenth line of Section 10.2(a) between the phrase "acceptable to the Trustee." and "If such Successor Servicer is" and shall be applicable only with respect to the Series 1993-2 Variable Funding Certificates: "Any Successor Servicer must either (A) be approved by the Facility Agent or (B) be a Person which (i) has a tangible net worth of at least $50,000,000, (ii) has serviced an average of at least $1,000,000,000 of credit or charge card receivables out standing during the previous 12 months and (iii) has a senior long-term debt rating, as determined by at least one nationally recognized statistical rating organization, of at least "BBB" or its equivalent, PROVIDED, that if such Successor Servicer has no long term debt or such debt is not rated by a nationally recognized statistical rating organization, the long term debt rating of its parent must be at least "BBB" or its equivalent."

                  SECTION 22. SERIES 1993-2 INVESTOR EXCHANGE; CERTIFICATE DEFEASANCE. (a) Pursuant to subsection 6.9(b), the Class A-R Certificateholders may tender their Class of Series 1993-2 Certificates (and with the consent of the Required Revolving Purchasers so may the Class B-R Certificateholders), and the Holders of the Exchangeable Transferor Certificate may tender the Exchangeable Transferor Certificate, in exchange for (i) one or more newly issued Classes of Investor Certifi cates and (ii) a reissued Exchangeable Transferor Certificate in accordance with the terms and conditions contained in a notice of exchange delivered to the Series 1993- 2 Certificateholders. Such notice of exchange will specify, among other things: (a) the amount and Classes of Series 1993-2 Certificates that may be tendered, (b) the Certificate Rate with respect to the new Series, (c) the term of the Series, (d) the method of computing the investor percentage, (e) the manner of Enhancement, if any, with respect to the Series and (f) the time and the manner at which the tender and cancellation of the Series 1993-2 Certificates and the issuance of the new Class of Certificates will be effectuated. Upon satisfaction of the conditions contained in subsections 6.9(b) and 6.9(c), and the receipt by the Trustee of the exchange notice

                                       54

and the related Supplement, the Trustee shall cancel the existing Exchangeable Transferor Certificate and the applicable Class of Series 1993-2 Certificates, and shall issue such Series of Investor Certificates and a new Exchangeable Transferor Certificates, each dated the Exchange Date.

                  (b) The Trustee, for the benefit of the Series 1993-2 Certificateholders, shall establish and maintain with a Qualified Institution in the name of the Trust, a certain segregated trust account (the "Defeasance Account"). At the option of the Transferor, all amounts received by the Trustee from the issuance of new Certificates of another Series (or any Class within any such other Series) on the settlement date for such issuance shall be deposited in the Defeasance Account.

                  (c) Amounts on deposit in the Defeasance Account shall be applied as Collections allocable to the Series 1993-2 Certificates in payment of the Class A-R Invested Amount, accrued and unpaid interest thereon and all accrued but unpaid Facilities Costs, in accordance with Sections 4.8 and 4.9 of the Agreement. Any day upon which payments are received in the Defeasance Account shall be a Distribution Date. Any funds remaining in the Defeasance Account after all amounts payable to the Class A-R Certificateholders pursuant to Section 4.8 and 4.9 have been paid in full shall be paid to the Transferor.

                  SECTION 23. RATIFICATION OF AGREEMENT. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

                  SECTION 24. COUNTERPARTS. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

                  SECTION 25. GOVERNING LAW. THIS SERIES SUPPLE MENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REME DIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  SECTION 26. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the sufficiency of this Series Supplement

                                       55

or for or in respect of the Preliminary Statement contained herein, all of which recitals are made solely by the Transferor.

                  SECTION 27. INSTRUCTIONS IN WRITING. All instructions or other communications given by the Servicer or any other person to the Trustee pursuant to this Series Supplement shall be in writing, and, with respect to the Servicer, may be included in a Daily Report or Settlement Statement.

                  SECTION 28. AMENDMENT. The Agreement (including any Supplement) shall not be amended by the Servicer, the Transferor and the Trustee in reliance on the second paragraph of Section 13.1(a) without the consent of Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66 2/3% of the Invested Amount of the Series 1993-2 Variable Funding Certificates.

                                       56

                  IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Amended and Restated Series 1993-2 Supplement to be duly executed by their respective officers as of the day and year first above written.



                                      SRI RECEIVABLES PURCHASE CO., INC.
                                           Transferor


                                      By:

                                           Name:
                                           Title:



                                      SPECIALTY RETAILERS, INC.
                                           Servicer


                                      By:

                                           Name:
                                           Title:



                                      BANKERS TRUST (DELAWARE)
                                          Trustee


                                      By:

                                           Name:
                                           Title:



                                       57

                    [FORM OF CLASS A-R INVESTOR CERTIFICATE]


         THIS CERTIFICATE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. EACH HOLDER OF THIS CERTIFICATE AGREES FOR THE BENEFIT OF SRI RECEIVABLES PURCHASE CO., INC. THAT (A) NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (2) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS, OR (3) TO THE TRANSFEROR, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE TRANSFER RESTRICTIONS REFERRED TO ABOVE.

         EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF SRI RECEIVABLES PURCHASE CO., INC. THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURI TY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975 (E) (1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

                                      A-1-1

                          SRI RECEIVABLES MASTER TRUST
               SERIES 1993-2, CLASS A-R ASSET BACKED CERTIFICATE,

Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of consumer revolving credit card accounts generated or to be generated by certain subsidiaries (collectively, the "SRI Subsidiaries") of Specialty Retailers, Inc. ("SRI" or the "Servicer") and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                  (Not an interest in or a recourse obligation of SRI Receivables Purchase Co., Inc., SRI or any affiliate of either of them.)

                  This certifies that _________ (the "Certificateholder") is the registered owner of a fractional undivided interest in the SRI Receivables Master Trust (the "Trust") issued pursuant to the Amended and Restated Pooling and Servic ing Agreement, dated as of August 11, 1995 (the "Agreement"; such term to include any amendment or Supplement thereto) by and between SRI Receivables Purchase Co., Inc., as Transferor (the "Transferor"), SRI as the Servicer, and Bankers Trust (Delaware), as Trustee (the "Trustee"), and the Series 1993-2 Supplement, dated as of July 30, 1993 (the "Supplement"), among the Transferor, SRI as Servicer and the Trustee.

                  This Certificate is one of a series of Certificates entitled "SRI Receiv ables Master Trust Series 1993-2 Class A-R Asset Backed Certificates" (the "Class A-R Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions, and entitled to the benefits, of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

                  The Transferor has structured the Agreement, the Class A-R Certificates and the SRI Receivables Master Trust Series 1993-2 Class B-R Asset Backed Certificates (the "Class B-R Certificates," and collectively with the Class A-R Certificates and the Class B-R Certificates, the "Investor Certificates") with the intention that the Investor Certificates will qualify under applicable tax law as indebtedness of the Transferor, and both the Transferor and each holder of a Class A-R Certificate (a "Class A-R Certificateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class A-R Cer tificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Transferor.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.


                                      A-1-2

                  IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed under its official seal.


                                    SRI RECEIVABLES PURCHASE CO., INC.


                                    By:

                                        Name:
                                        Title:



                                    CERTIFICATE OF AUTHENTICATION


                  This is one of the Class A-R Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                                            BANKERS TRUST (DELAWARE),
                                              as Trustee

                                            By:  BANKERS TRUST COMPANY
                                                       as Authenticating Agent


                                            By:

                              Authorized Signatory



                                      A-1-3


                                                                  Exhibit A-2

                                 [FORM OF Class B-R INVESTOR CERTIFICATE]


                  THIS CERTIFICATE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURI TIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. THE TRANSFER OF THIS CERTIFICATE IS PROHIBITED BY THE TERMS OF THE AGREEMENT REFERRED TO BELOW.

         EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF SRI RECEIVABLES PURCHASE CO., INC. THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURI TY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975 (E) (1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.


                                     A-2-1


No. ___

                          SRI RECEIVABLES MASTER TRUST
                     VARIABLE FUNDING Class B-R ASSET BACKED
                           CERTIFICATE, SERIES 1993-2


                  Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of consumer revolving credit card accounts generated or to be generated by certain subsidiaries (collectively, the "SRI Subsidiaries") of Specialty Retailers, Inc. ("SRI" or the "Servicer") and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                  (Not an interest in or a recourse obligation of SRI Receivables Purchase Co., Inc., SRI or any affiliate of either of them.)

                  This certifies that _________ (the "Certificateholder") is the registered owner of a fractional undivided interest in the SRI Receivables Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of July 30, 1993 (the "Agreement"; such term to include any amendment or Sup plement thereto) by and between SRI Receivables Purchase Co., Inc., as Transferor (the "Transferor"), SRI as the Servicer, and Bankers Trust (Delaware), as Trustee (the "Trustee"), and the Series 1993-2 Supplement, dated as of July 30, 1993 (the "Supplement"), among the Transferor, SRI as Servicer and the Trustee.

                  This Certificate is the Class B-R Certificate referred to in the Agreement, which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions, and entitled to the benefits, of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

                  The Transferor has structured the Agreement, the Class B-R Certificates and the SRI Receivables Master Trust Series 1993-2 Class A-R Asset Backed Certificates (the "Class A-R Certificates," and collectively with the Class A-R Certificates and the Class B-R Certificates, the "Investor Certificates") with the intention that the Investor Certificates will qualify under applicable tax law as indebtedness of the Transferor, and both the Transferor and each holder of a Class B-R Certificate (a "Class B-R Certificateholder") or any interest therein by acceptance


                                      A-2-2

of its Certificate or any interest therein, agrees to treat the Class B-R Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Transferor.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                                      A-2-3

                  IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed under its official seal.

                                        SRI RECEIVABLES PURCHASE CO., INC.


                                        By:

                                            Name:
                                            Title:



                                       CERTIFICATE OF AUTHENTICATION


                  This is one of the Class B-R Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                                        BANKERS TRUST (DELAWARE),
                                          as Trustee

                                        By:  BANKERS TRUST COMPANY
                             as Authenticating Agent


                                        By:

                                           Authorized Signatory

                                      A-2-4

                            FORM OF EXTENSION NOTICE

                   SRI RECEIVABLES MASTER TRUST, SERIES 1993-2


                  The undersigned, a duly authorized representative of SRI Receivables Purchase Co., Inc., a Delaware corporation (the "Transferor"), as Transferor pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of August 11, 1995 (the "Pooling and Servicing Agreement"), by and between the Transferor, as transferor, Specialty Retailers, Inc., as servicer (the "Servicer"), and Bankers Trust (Delaware), as trustee (the "Trustee"), as supplemented by the Series 1993-2 Supplement, dated July 30, 1993 (the "Series 1993-2 Supplement"), by and between the Transferor, the Servicer and the Trustee, (the Pooling and Servicing Agreement, as supplemented by the Series 1993-2 Supplement, or as the Pooling and Servicing Agreement may from time to time be amended, supplemented, or modified, the "Agreement"), does hereby notify the Trustee (or any successor Trustee) and the Investor Certificateholders:

                  A. Capitalized terms used but not defined in this Certificate shall have the respective meanings set forth in the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Agreement.

                  B. The undersigned is a [Vice President] or more senior officer of the Transferor who is duly authorized to execute and deliver this Certificate on behalf of the Transferor.

                  C. This Certificate is being delivered pursuant to Section 6.16(a) of the Agreement.

                  D.  The Transferor is the Transferor under the Agreement.

                  E. No Pay Out Event or Prospective Pay Out Event has occurred that has not been remedied pursuant to the provisions of the Agreement.

                  F. The Certificate is being delivered to the Trustee on or before the date specified in subsection 6.16(a) for such delivery.

                  G.  NOTIFICATION OF EXTENSION


                                       B-1

                  Pursuant to subsection 6.16(a) and in respect of [ , ] (the "Current Extension Date"), the Transferor hereby notifies the Trustee and the Investor Certificateholders of the Transferor's intention to extend the Revolving Period in respect of Series 1993-2 on the Current Extension Date pursuant to the provisions of Section 6.16, until the date set forth below (such extension, the "Extension").

                  H.  REQUIREMENTS TO COMPLETE EXTENSION

                  (1) Annexed hereto is an election notice (an "Election No tice") to be returned by any Investor Certificateholder electing to approve the Extension. No Extension shall occur unless Investor Certificateholders holding at least the aggregate principal amount of Class A-R Certificates [and Class B-R Certificates] set forth below[, respectively,] shall return properly executed Election Notices approving the Extension by the Election Date (as defined below). Any Investor Certificateholder electing to approve the Extension must deliver a properly executed Election Notice at the office of the Trustee, [Address], [Attention: Corpo rate Trust Department] on or before 3:00 p.m., [New York City] time, on [ , ] (the "Election Date"). Any Investor Certificateholder may withdraw any Election Notice delivered by it to the Trustee by notifying the Trustee in writing at the address set forth in the previous sentence on or prior to the Election Date.

                  [(2) The minimum principal amount of Class A-R Certificates that must approve of the Extension before such Extension may occur shall equal $
 .]

                  [(3) The minimum principal amount of Class B-R Certificates that must approve of the Extension before such Extension may occur shall equal $
 .]

                  (4) THE EXTENSION SHALL NOT OCCUR UNTIL PRIOR SATISFACTION OF CERTAIN CONDITIONS PRECEDENT BY THE CLOSE OF BUSINESS ON THE ELECTION DATE, INCLUDING [THE APPROVAL OF SUCH EXTENSION BY THE INVESTOR CERTIFICATE HOLDERS HOLDING THE REQUIRED AGGREGATE PRINCIPAL AMOUNT OF [[Class A-R]] [AND] [[Class B-R]] [CERTIFICATES,] THAT NO PAY OUT EVENT SHALL HAVE OCCURRED AND BE CONTINUING, AND THAT CERTAIN LEGAL OPINIONS AND RATING AGENCY CONFIRMATIONS SHALL HAVE BEEN DELIVERED TO THE TRANSFEROR AND THE TRUST EE PURSUANT TO SECTION 6.16(b). THE TRANSFEROR MAY IN ITS SOLE

                                       B-2

DISCRETION WITHDRAW THIS EXTENSION NOTICE AT ANY TIME ON OR PRIOR TO THE ELECTION DATE BY DELIVERING NOTICE OF SUCH WITHDRAWAL IN WRITING TO THE TRUSTEE. IF ANY SUCH NOTICE OF WITHDRAWAL SHALL BE SO DELIVERED, NO EXTENSION SHALL OCCUR.

                  I.  NEW PROVISIONS TO BECOME EFFECTIVE ON THE
EXTENSION DATE

                  (1) The new Amortization Period Commencement Date shall be the earlier of (a) [ , ] or (b) the Pay Out Commencement Date.

                  (2) The new Extension Date shall be [ , ].

                  [(3) The new Scheduled Series 1993-2 Termination Date shall be [ , ].]

                  [(4) The new Scheduled Amortization Period Commencement Date shall be the first day of the , , Monthly Period.]

                  [(5) The following are additional provisions that will apply to the Investor Certificates on and after the Extension Date:

                               INSERT PROVISIONS]


                  J.  Annexed hereto are the following:

                           (1)  the form of Extension Tax Opinion.

                           (2)  the form of Extension Opinion.

                           (3)  the Election Notice.


                                       B-3

                  IN WITNESS WHEREOF, the undersigned has duly executed this certificate this [ ] day of [ , ].

                                        SRI RECEIVABLES PURCHASE CO., INC.



                                        By:

                                               Name:
                                               Title:


                                       B-4

                            FORM OF INVESTOR CERTIFICATEHOLDER ELECTION NOTICE

[INSERT NAME
 AND ADDRESS OF TRUSTEE]

Re:  SRI Receivables Master Trust:
     ELECTION NOTICE TO EXTEND SERIES 1993-2


Ladies and Gentlemen:

                  The undersigned hereby elects to approve the extension of the Revolving Period for Series 1993-2 until the Amortization Period Commencement Date set forth in the Extension Notice dated [ , ] (the "Extension Notice") and delivered to the undersigned pursuant Section 6.16(a) of the Pooling and Servicing Agreement, dated as of , 1993, including the Series 1993-2 Supplement thereto, each by and among SRI Receivables Purchase Co. Inc., as transferor, Specialty Retailers, Inc., as servicer, and Bankers Trust (Delaware), as trustee (the "Pooling and Servicing Agreement"). The undersigned hereby acknowledges that com mencing on the Current Extension Date (as defined in the Extension Notice), the terms and provisions of the Pooling and Servicing Agreement shall be modified as set forth in the Extension Notice.

                  IN WITNESS WHEREOF, the undersigned registered owner(s) has [have] executed this Election Notice as of the date set forth below.

Dated:


                                        Name(s):

                                        Address:
                                               Please Print)


                                        Signature(s):

                                      C-1